Exhibit 10.4

Industry Canada	Industrie Canada

Certificate of Amalgamation	Certificat de fusion

Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

MITEL NETWORKS CORPORATION

CORPORATION MITEL NETWORKS

Corporate name / Dénomination sociale

873712-6

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.

JE CERTIFIE que la société susmentionnée est issue d’une fusion, en vertu de l’article 185 de la Loi canadienne sur les sociétés par actions, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.

Marcie Girouard

Director / Directeur

2014-01-31

Date of Amalgamation (YYYY-MM-DD)

Date de fusion (AAAA-MM-JJ)

Industry Canada | Industrie Canada

Canada Business Corporations Act (CBCA) | Loi canadienne sur les sociétés par actions (LCSA)

Form 9

FORM 9 ARTICLES OF AMALGAMATION (SECTION 185)

FORMULAIRE 9 STATUTS DE FUSION (ARTICLE 185)

1 – Name of the Amalgamated Corporation / Dénomination sociale de la société issue de la fusion

MITEL NETWORKS CORPORATION
CORPORATION MITEL NETWORKS

2 – The province or territory in Canada where the registered office is to be situated (do not indicate the full address) / La province ou le territoire au Canada où sera situé le siège social (n'indiquez pas l'adresse complète)

Ontario

3 – The classes and any maximum number of shares that the corporation is authorized to issue / Catégories et tout nombre maximal d'actions que la société est autorisée à émettre

See attached Schedule I

4 – Restrictions, if any, on share transfers / Restrictions sur le transfert des actions, s'il y a lieu

None

5 – Minimum and maximum number of directors (for a fixed number of directors, please indicate the same number in both boxes) / Nombre minimal et maximal d'administrateurs (pour un nombre fixe, veuillez indiquer le même nombre dans les deux cases)

Minimum: 3 Maximum: 15 / Minimal : Maximal :

6 – Restrictions, if any, on business the corporation may carry on / Limites imposées à l'activité commerciale de la société, s'il y a lieu

None

7 – Other provisions, if any / Autres dispositions, s'il y a lieu

See attached Schedule II

8 – The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows: / La fusion a été approuvée en accord avec l'article ou le paragraphe de la Loi indiqué ci-après

☐ 183 ☒ 184(1) ☐ 184(2)

9 – Declaration: I hereby certify that I am a director or an officer of the corporation. / Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Name of the amalgamating corporations / Dénomination social des sociétés fusionnantes	Corporation No. / N° de la société	Signature
MITEL NETWORKS CORPORATION CORPORATION MITEL NETWORKS	385460-4	[signature]
Mitel Networks (BC) Inc.	816613-7	[signature]
Mitel Networks (Manitoba) Inc.	816617-0	[signature]
8449309 Canada Inc.	844930-9	[signature]
Aastra Technologies Limited	873661-8	[signature]
	-	

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5,000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Nota : Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ ou d'un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA).

IC3190 (2008/08), Page 1

8737126

Canada

Email
JAN 3 1 2014
13:03

SCHEDULE I

3.	The classes and any maximum number of shares that the Corporation is authorized to issue:

(a)	an unlimited number of common shares;

(b)	an unlimited number of Class A Convertible Preferred Shares, issuable in series (the “Class A Preferred Shares”);

(c)	an unlimited number of Class B Convertible Preferred Shares, issuable in series (the “Class B Preferred Shares”);

(d)	an unlimited number of preferred shares, issuable in series (the “Preferred Shares”)

The following are the rights, privileges, restrictions and conditions attaching to the common shares, the Class A Preferred Shares, the Class A Convertible Preferred Shares, Series 1, the Class B Preferred Shares, the Class B Convertible Preferred Shares, Series 1 and the Preferred Shares in the capital of the Corporation:

COMMON SHARES

1.	Voting Rights

Each holder of common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than common shares) or specified series of shares are entitled to vote. At all meetings of which notice must be given to the holders of the common shares, each holder of common shares shall be entitled to one vote in respect of each common share held by such holder.

2.	Dividends

The holders of the common shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive any dividend declared by the Corporation.

3.	Liquidation, Dissolution or Winding-up

The holders of the common shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive the remaining property of the Corporation on a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

CLASS A CONVERTIBLE PREFERRED SHARES, ISSUABLE IN SERIES

1.	Directors’ Authority to Issue One or More Series

The directors of the Corporation may, at any time and from time to time, issue the Class A Preferred Shares in one or more series.

2.	Terms of Each Series

Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Canada Business Corporations Act, before the first shares of a particular series are issued, the directors of the Corporation shall fix the number of shares in such series and shall determine, subject to any limitations set out in the articles of the Corporation, the designation, rights, privileges, restrictions and conditions attaching to the shares of such series including, without limiting the generality of the foregoing, any right to receive dividends (which may be cumulative, non-cumulative or partially cumulative and variable or fixed), the rate or rates, amount or method or methods of calculation of preferential dividends and whether such rate or rates, amount or method or methods of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the rights of redemption (if any) and the redemption price and other terms and conditions of redemption, the rights of retraction (if any) and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be provided to such holders in the future, the voting rights (if any) and the conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the first shares of a particular series are issued, the directors of the Corporation may change the rights, privileges, restrictions and conditions attaching to such unissued shares.

3.	Ranking of the Class A Preferred Shares

No rights, privileges, restrictions or conditions attaching to a series of Class A Preferred Shares shall confer upon a series a priority over any other series of Class A Preferred Shares in respect of the payment of dividends or return of capital in the event of the liquidation, dissolution or winding up of the Corporation.

The Class A Preferred Shares of each series shall rank on a parity with the Class A Preferred Shares of every other series with respect to priority in the payment of dividends and the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital of the Corporation among its shareholders for the purpose of winding up its affairs.

4.	Priority

The Class A Preferred Shares shall be entitled to priority as hereinafter provided over the Class B Preferred Shares of the Corporation, the common shares of the Corporation (the “common shares”) and any other shares of any other class of the Corporation ranking junior to the Class A Preferred Shares with respect to the return of capital, the distribution of assets and the payment of declared but unpaid dividends in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Class A Preferred Shares shall be entitled to priority over the common shares and any other shares of any other class of the Corporation ranking junior to the Class A Preferred Shares with respect to priority in the payment of any dividends.

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class A Preferred Shares of any series shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation as may be required by law:

(a)	to receive in respect of the shares of such series, prior to any distribution to the holders of Class B Preferred Shares or common shares, the amount, if any, provided for in the rights, privileges, restrictions and conditions attached to the shares of such series; and

(b)	if and to the extent provided in the rights, privileges, restrictions and conditions attached to the shares of such series, to share in the remaining assets of the Corporation (subject to the rights, if any, of holders of Class B Preferred Shares and any other class or series of shares of the Corporation to first receive payment of amounts in such event, if and to the extent provided in the rights, privileges, restrictions and conditions attached to any such shares).

5.	Other Preferences

The Class A Preferred Shares of any series may also be given such other preferences, not inconsistent with the articles of the Corporation over the Class B Preferred Shares, the common shares and any other shares of the Corporation ranking junior to the Class A Preferred Shares as may be determined in the case of such series of Class A Preferred Shares in accordance with paragraph 2 hereof.

6.	Conversion Right

The Class A Preferred Shares of any series may be made convertible into or exchangeable for common shares of the Corporation.

7.	Redemption Right

The Class A Preferred Shares of any series may be made redeemable, in such circumstances, at such price and upon such other terms and conditions, and with such priority, as may be provided in the rights, privileges, restrictions and conditions attached to the shares of such series.

8.	Dividend Rights

The Corporation may at any time and from time to time declare and pay a dividend on the Class A Preferred Shares of any series without declaring or paying any dividend on the common shares or any other shares of any other class of the Corporation ranking junior to the Class A Preferred Shares. The rights, privileges, restrictions and conditions attached to the Class A Preferred Shares of any series may include the right to receive a dividend concurrently with any dividend declared on any other class or series of shares of the Corporation, to be calculated in the manner set forth in the rights, privileges, restrictions and conditions attached to the shares of such series of Class A Preferred Shares.

9.	Voting Rights

Except as may be otherwise provided in the articles of the Corporation or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Class A Preferred Shares, the holders of Class A Preferred Shares as a class shall not be entitled as such to receive notice of, nor to attend or vote at any meeting of the shareholders of the Corporation.

10.	Variation of Rights

The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares as a class may be added to, amended or removed at any time with such approval as may then be required by law to be given by the holders of the Class A Preferred Shares as a class.

CLASS A CONVERTIBLE PREFERRED SHARES, SERIES 1

The first series of Class A Convertible Preferred Shares of the Corporation shall consist of an unlimited number of shares which shall be designated as the Class A Convertible Preferred Shares, Series 1 (the “Series A Shares”) and which, in addition and subject to the rights, privileges, restrictions and conditions attached to the Class A Convertible Preferred Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set forth herein.

ARTICLE 1

INTERPRETATION

1.1	Definitions

For purposes of these Series A Share provisions:

(a)	“Act” means the Canada Business Corporations Act.

(b)	“Additional Common Shares” means the Common Shares, if any, issued or issuable pursuant to Section 5.4 or Section 5.5.

(c)	“Affiliate” of a Person means any Person that would be considered to be an “affiliated entity” of such first-mentioned Person under Ontario Securities Commission Rule 45-501 - Exempt Distributions, as in effect on the Original Issuance Date.

(d)	“Aggregate Preference Redemption Amount” means the Series A Preference Redemption Amount plus the Series B Preference Redemption Amount.

(e)	“Aggregate Participation Redemption Amount” means the Series A Participation Redemption Amount plus the Series B Participation Redemption Amount.

(f)	“Available Funds” has the meaning set out in Section 7.1(a)(i).

(g)	“Board of Directors” means the board of directors of the Corporation.

(h)	“Business Day” means any day, other than a Saturday or Sunday, on which chartered banks in Ottawa, Ontario are open for commercial banking business during normal banking hours.

(i)	“Change of Control Event” means:

(i)	the sale, lease, exclusive and irrevocable licence, abandonment, transfer or other disposition of all or substantially all of the assets of the Corporation to a Person other than a Person that is an Affiliate of the Corporation; or

(ii)	(A) an amalgamation of the Corporation with another corporation (other than with a Subsidiary of the Corporation), (B) a statutory arrangement involving the Corporation or (C) any other transaction involving the Corporation, whether by a single transaction or series of transactions, pursuant to which, in the case of (A), (B) or (C) above,

(1)	any Person, together with his or its Affiliates hereafter acquires the direct or indirect “beneficial ownership” (as defined in the Act) of all of the issued and outstanding shares in the capital of the Corporation; and

(2)	the nature of the transaction (or series of transactions) is such that the consideration (whether in the form of cash, securities or other property) in connection with such transaction (or series of transactions) would not be received by the shareholders of the Corporation, provided, however, that the Series A Majority Holders shall have the right, on behalf of all Series A Holders, to waive the treatment of any of such event as a “Change of Control Event” (provided that any such waiver must be in writing signed by the Series A Majority Holders and shall only be effective as to the particular event in respect of which the waiver is executed).

(j)	“Class A Preferred Shares” means the Class A Convertible Preferred Shares in the capital of the Corporation, the first series of which are the Series A Shares.

(k)	“Class B Preferred Shares” means the Class B Convertible Preferred Shares in the capital of the Corporation, the first series of which are the Series B Shares.

(l)	“Common Share Offering” means the offering, issuance and sale by the Corporation of Common Shares within nine months of the Original Issuance Date for an aggregate purchase price of not more than $10,000,000.

(m)	“Common Shares” means the common shares in the capital of the Corporation.

(n)	“Consideration Per Share” means:

(i)	in respect of the issuance of Common Shares, an amount equal to:

(A)	the total consideration received by the Corporation for the issuance of such Common Shares, divided by

(B)	the number of such Common Shares issued;

(ii)	in respect of the issuance of Derivative Securities, an amount equal to:

(A)	the total consideration received by the Corporation for the issuance of such Derivative Securities plus the minimum amount of any additional consideration payable to the Corporation upon exercise, conversion or exchange of such Derivative Securities; divided by

(B)	the maximum number of Common Shares that would be issued if all such Derivative Securities were exercised, converted or exchanged in accordance with their terms on the effective date of the relevant calculation, provided, however, that if the amount determined in accordance with this clause (ii) equals zero in respect of any particular issuance of Derivative Securities, then the “Consideration Per Share” in respect of such issuance shall be the amount as may be determined by the agreement in writing of the Corporation, the Series A Majority Holders and the Series B Majority Holders. In the event that the Corporation, the Series A Majority Holders and the Series B Majority Holders do not agree on such amount, the Corporation shall not issue such Derivative Securities.

(o)	“Control” means, with respect to any Person at any time:

(i)	holding, as owner or other beneficiary, other than solely as the beneficiary of an unrealized security interest, directly or indirectly through one or more intermediaries (A) more than fifty percent (50%) of the voting securities of that Person, or (B) securities of that Person carrying votes sufficient to elect or appoint the majority of individuals who are responsible for the supervision or management of that Person; or

(ii)	the exercise of de facto control of that Person whether direct or indirect and whether through the ownership of securities, by contract or trust or otherwise,

and the term “Controlled” has a corresponding meaning.

(p)	“Conversion Date” means the date on which the documentation set out in Section 5.8(a) is received by the Corporation.

(q)	“Conversion Value” means the number determined in accordance with Article 6.

(r)	“Corporation” means Mitel Networks Corporation.

(s)	“day” or “days” means calendar day or calendar days, unless otherwise noted.

(t)	“Derivative Securities” means:

(i)	all shares and other securities that are convertible into or exchangeable for Common Shares (including the Series A Shares and Series B Shares); and

(ii)	all options, warrants and other rights to acquire Common Shares or securities directly or indirectly convertible into or exchangeable for Common Shares.

(u)	“Excluded Issuances” has the meaning set out in Section 6.4.

(v)	“Fair Market Value” means:

(i)	in respect of assets other than securities, the fair market value thereof as determined in good faith by the Board of Directors, provided, however, that if the Series A Majority Holders and/or the Series B Majority Holders object in writing to any such determination within 10 days of receiving notice of such determination, the fair market value will be determined by an independent investment banking or business valuation firm mutually agreeable to the Board of Directors and the Series A Majority Holders and/or the Series B Majority Holders, as the case may be, whose decision is final and binding on all Persons (the costs of which shall be borne by the Corporation);

(ii)	in respect of Common Shares, the fair market value thereof, as determined in accordance with Exhibit “1” attached to these Series A Share provisions; and

(iii)	in respect of securities other than Common Shares:

(A)	if such securities are not subject to any statutory hold periods or contractual restrictions on transfer:

(1)	if traded on one or more securities exchanges or markets, the weighted average of the closing prices of such securities on the exchange or market on which the securities are primarily traded over the 30-day period ending three days prior to the relevant date;

(2)	if actively traded over-the-counter, the weighted average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three days prior to the relevant date; or

(3)	if there is no active public market, the fair market value of such securities as determined in good faith by the Board of Directors, but no discount or premium is to be applied to their valuation on the basis of the securities constituting a minority block or a majority block of securities, or

(B)	if such securities are subject to statutory hold periods or contractual restrictions on transfer, or both, the fair market value of such securities as determined by applying an appropriate discount, as determined in good faith by the Board of Directors, to the value as calculated in accordance with clause (A) above, provided, however, that if the Series A Majority Holders and/or the Series B Majority Holders object in writing to any determination of the Board of Directors made under clause (A) or (B) above within 10 days of receiving notice of such determination, the applicable fair market value and/or discount, as the case may be, will be determined by an independent investment banking or business valuation firm mutually agreeable to the Board of Directors and the Series A Majority Holders and/or the Series B Majority Holders, as the case may be, whose decision is final and binding on all Persons (the costs of which shall be borne by the Corporation).

(w)	“Issue Price” means $1.00, subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date and affecting the Series A Shares.

(x)	“Junior Shares” has the meaning set out in Section 4. l(a)(i).

(y)	“Liquidation Event” means a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(z)	“Matthews Group” means:

(i)	Dr. Terence H. Matthews, his spouse or former spouse, any lineal descendant of Dr. Terence H. Matthews, any spouse or former spouse of any such lineal descendant, and their respective legal personal representatives;

(ii)	the trustee or trustees of any trust (including without limitation a testamentary trust) for the exclusive benefit of any one or more members of the Matthews Group;

(iii)	any corporation all of the issued and outstanding shares of which are beneficially owned by any one or more members of the Matthews Group;

(iv)	any partnership all of the partnership interests in which are beneficially owned by any one or more members of the Matthews Group; and

(v)	any charitable foundation Controlled by any one or more members of the Matthews Group, and, for this purpose, a trustee or trustees referred to in clause (ii) above shall be deemed to beneficially own any shares or partnership interests held by them.

(aa)	“Non-Qualified IPO” means any public offering of the Common Shares, other than a Qualified IPO (provided, that, any previous filing of a registration statement or similar instrument with the United States Securities and Exchange Commission in fulfillment of the Corporation’s existing obligations as a foreign private issuer shall be deemed not to constitute a public offering for the purposes of these Series A Share provisions).

(bb)	“Original Issuance Date” means, in respect of Series A Shares, the date on which the first Series A Shares are issued.

(cc)	“Partial Sale Event” means:

(i)	(A) an amalgamation of the Corporation with another corporation (other than with a Subsidiary of the Corporation), (B) a statutory arrangement involving the Corporation, (C) the sale, exchange or other disposition of outstanding shares of the Corporation, or (D) any other transaction involving the Corporation (other than a public offering of securities of the Corporation), whether by a single transaction or series of transactions, pursuant to which, in the case of (A), (B), (C) or (D) above, any Person, together with his or its Affiliates (other than members of the Matthews Group), hereafter acquires the direct or indirect “beneficial ownership” (as defined in the Act) of securities of the Corporation representing more than 50% but less than all of the issued and outstanding shares in the capital of the Corporation; or

(ii)	any event, whether by a single transaction or a series of transactions, that results in Dr. Terence H. Matthews and/or Persons Controlled by Dr. Terence H. Matthews holding in the aggregate less than 100,000,000 of the issued and outstanding shares in the capital of the Corporation (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), calculated on an as-if-converted to Common Shares basis.

provided, however, that the Series A Majority Holders shall have the right, on behalf of all Series A Holders, to waive the treatment of any of such event as a “Partial Sale Event” (provided that any such waiver must be in writing signed by the Series A Majority Holders and shall only be effective as to the particular event in respect of which the waiver is executed).

(dd)	“Person” includes any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his capacity as trustee, executor, administrator, or other legal representative.

(ee)	“Qualified IPO” means a public offering of Common Shares in which:

(i)	the price per share is at least two times:

(A)	the aggregate Issue Price for all Series A Shares issued by the Corporation.

divided by

(B)	the sum of

(1)	the number of Common Shares (other than Additional Common Shares) into which any Series A Shares have been converted (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date and affecting the Common Shares); and

(2)	the number of Common Shares (other than Additional Common Shares) into which any outstanding Series A Shares are then convertible;

(ii)	the aggregate cash proceeds to the Corporation are not less than $ 100,000,000 (before deducting expenses, underwriting discounts and commissions); and

(iii)	immediately following the closing of the public offering, the Common Shares are listed and posted for trading, traded or quoted on one or more of the Toronto Stock Exchange, the New York Stock Exchange, the NASDAQ National Market System or the AMEX Exchange.

(ff)	“Redemption Notice Period” has the meaning set out in Section 7.3(a)(i).

(gg)	“Redemption Trigger Date” means: (i) if no Series A Shares are issued after the Original Issuance Date, that date which is five years plus one day after the Original Issuance Date; or (ii) if any Series A Shares are issued after the Original Issuance Date, the earlier of (A) that date which is five years plus one day after the last date of issuance of any Series A Shares, and (B) that date which is five years and four months plus one day after the Original Issuance Date, or such later date as the Corporation and the Series A Majority Holders may agree in writing.

(hh)	“Series A Holders” means the holders of Series A Shares and “Series A Holder” means any one of them.

(ii)	“Series A Majority Holders” means, as of the relevant time of reference, one or more Series A Holders of record who hold collectively more than 50% of the outstanding Series A Shares.

(jj)	“Scries A Participation Redemption Amount” has the meaning set out in Section 7. l(a)(ii)(B).

(kk)	“Series A Preference Redemption Amount” has the meaning set out in Section 7.1(a)(ii)(A).

(ll)	“Series A Redemption Amount” has the meaning set out in Section 7. l(a)(ii).

(mm)	“Series A Redemption Amount Per Share” is the amount determined by dividing the Series A Redemption Amount by the total number of Series A Shares outstanding.

(nn)	“Series A Redemption Request” has the meaning set out in Section 7.3(a).

(oo)	“Series A Shares” means the Class A Convertible Preferred Shares, Series 1 in the capital of the Corporation.

(pp)	“Series B Holders” means the holders of Series B Shares and “Series B Holder” means any one of them.

(qq)	“Series B Majority Holders” means, as of the relevant time of reference, one or more Series B Holders of record who hold collectively more than 50% of the outstanding Series B Shares.

(rr)	“Series B Participation Redemption Amount” has the meaning ascribed thereto in the Series B Share Terms.

(ss)	“Series B Preference Redemption Amount” has the meaning ascribed thereto in the Series B Share Terms.

(tt)	“Series B Redemption Amount” has the meaning ascribed thereto in the Series B Share Terms.

(uu)	“Series B Redemption Amount Per Share” has the meaning ascribed thereto in the Series B Share Terms.

(vv)	“Series B Redemption Request” has the meaning ascribed thereto in the Series B Share Terms.

(ww)	“Series B Share Terms” means the rights, privileges, restrictions and conditions attached to the Series B Shares as set out in the articles of the Corporation as same exist on the Original Issuance Date.

(xx)	“Series B Shares” means the Class B Convertible Preferred Shares, Series 1 in the capital of the Corporation.

(yy)	“Stock Split” means:

(i)	the issuance of Common Shares as a dividend or other distribution on outstanding Common Shares;

(ii)	the subdivision of outstanding Common Shares into a greater number of Common Shares; or

(iii)	the combination of outstanding Common Shares into a smaller number of Common Shares.

(zz)	“Subsidiary” has the meaning ascribed thereto in the Act on the Original Issuance Date.

(aaa)	“TPC” means Her Majesty the Queen in Right of Canada, as represented by the Minister of Industry.

1.2	“As-if-converted to Common Shares Basis”

For purposes of these Series A Share provisions, where a calculation is required to be made on an “as-if-converted to Common Shares basis”, such calculation will be made by determining (in each case as of the applicable date for the determination):

(a)	in respect of the Series A Shares, the number of whole Common Shares into which such Series A Shares are then convertible pursuant to these Series A Share provisions;

(b)	in respect of the Series B Shares, the number of whole Common Shares into which such Series B Shares are then convertible pursuant to the Series B Share Terms; and

(c)	in respect of any other Derivative Securities, the number of whole Common Shares into which such securities are then convertible pursuant to the articles of the Corporation.

ARTICLE 2

VOTING RIGHTS

2.1	Entitlement to Vote and Receive Materials

(a)	Except as otherwise expressly provided in these Series A Share provisions, or as provided by applicable law, each Series A Holder is entitled to vote on all matters submitted to a vote or consent of shareholders of the Corporation.

(b)	Each Series A Holder is entitled to receive copies of all notices and other materials sent by the Corporation to its shareholders relating to written actions to be taken by shareholders in lieu of a meeting. All such notices and other materials shall be sent to the Series A Holders concurrently with delivery to the other shareholders.

2.2	Number of Votes

(a)	Within the first two years after the Original Issuance Date, each Series A Share entitles the Series A Holder to the number of votes per share equal to the quotient obtained by dividing the Issue Price by the Conversion Value.

(b)	After two years from the Original Issuance Date, each Series A Share entitles the Series A Holder to the number of votes per share equal to the sum of (i) the quotient obtained by dividing the Issue Price by the Conversion Value, and (ii) the quotient obtained by dividing the Issue Price by the fair market value of a Common Share (and for such purposes, the fair market value of a Common Share shall be as determined in good faith by the Board of Directors at the time of the relevant calculation).

(c)	For purposes of determining the number of votes for each Series A Share calculated in accordance with Section 2.2(a) or 2.2(b), the determination shall be made as of the record date for the determination of shareholders entitled to vote on such matter, or if no record date is established, the date such vote is taken or any written consent of shareholders is solicited, and shall be calculated based on the Conversion Value in effect on that date.

2.3	Single Class

Except as otherwise provided herein, or except as provided by applicable law, the Series A Holders will vote together with the holders of Series B Shares and Common Shares and any other series or class of shares entitled to vote on such matters as a single class on all matters submitted to a vote of shareholders of the Corporation.

2.4	Exception to Single Class

In addition to any other approvals required by applicable law, any addition to, change to or removal of any right, privilege, restriction or condition attaching to the Series A Shares as a series or the Class A Preferred Shares as a class requires the affirmative vote or written approval of the Series A Majority Holders.

ARTICLE 3

DIVIDENDS

3.1	Entitlement to Dividends

The Series A Holders shall be entitled to receive, in respect of the Series A Shares, non-cumulative dividends if, as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, the amount of which the directors, in their absolute discretion, may from time to time or at any time determine. Any declared but unpaid dividend shall be paid immediately upon the conversion of a Series A Share, if not previously paid.

3.2	Priority of Dividends

(a)	Except as provided in Section 4.1, no dividend or other distribution (other than a stock dividend giving rise to an adjustment under Section 6.5) will be paid or set apart for payment in respect of any share of any other class or series unless a dividend is concurrently paid or set apart for payment in respect of each outstanding Series A Share in an amount at least equal to the product of:

(i)	the amount of the dividend per share paid in respect of the shares of such other class or series (calculated on an as-if-converted to Common Shares basis); and

(ii)	the number of Common Shares into which each Series A Share is then convertible.

(b)	When any declared non-cumulative dividend or amount payable on a return of capital in respect of Series A Shares is not paid in full, the Series A Holders shall participate rateably in respect of such dividends in accordance with the sums which would be payable on the Class A Preferred Shares If all such dividends were declared and paid in full, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full.

ARTICLE 4

LIQUIDATION PREFERENCE

4.1	Payment of Liquidation Preference

(a)	Subject to the limitation in Section 4.1(b), upon the occurrence of a Liquidation Event or Change of Control Event the Series A Holders are entitled to receive the following amounts:

(i)	Preference on a Liquidation Event. Upon the occurrence of a Liquidation Event, the Series A Holders are entitled to be paid out of the assets of the Corporation available for distribution to its shareholders (pari passu with the holders of any other series of Class A Preferred Shares), before any payment shall be made to the holders of any series of Class B Preferred Shares, Common Shares or any other class or series of shares ranking on liquidation, dissolution or winding-up of the Corporation junior to the Series A Shares (collectively, the “Junior Shares”), an amount per Series A Share equal to the Issue Price plus any declared but unpaid dividends payable to Series A Holders. If, upon such a Liquidation Event, the assets of the Corporation available for distribution to the Corporation’s shareholders shall be insufficient to pay the Series A Holders the full amount to which they are entitled as set out above, the holders of Series A Shares and any other series of Class A Preferred Shares shall share rateably in any amount remaining available for distribution in proportion to the respective amounts which would otherwise have been payable on or in respect of the shares held by them if all amounts payable on or in respect of such shares were paid in full.

(ii)	Preference on a Change of Control Event. Upon the occurrence of a Change of Control Event, the Series A Holders are entitled to receive an amount of cash, securities or other property per Series A Share, before any payment shall be made to the holders of Junior Shares, equal to the Issue Price plus any declared but unpaid dividends payable to Series A Holders. If upon the occurrence of a Change of Control Event, the cash, securities or other property available for payment to the Corporation’s shareholders shall be insufficient to pay the Series A Holders the full amount to which they are entitled as set out above, the holders of Series A Shares and any class or series of shares ranking on parity with the Series A Shares shall share rateably in any such payment in proportion to the respective amounts which would otherwise have been payable on or in respect of the shares held by them if all amounts payable on or in respect of such shares were paid in full.

(iii)	Participation Amount. After the distribution to or payment of all preferential amounts required to be paid to the holders of Series B Shares, Series A Shares and any other series of Class A Preferred Shares or Class B Preferred Shares upon a Liquidation Event or upon a Change of Control Event (or funds necessary for such payments have been set aside in trust so as to be available for such payments), the remaining assets of the Corporation available for distribution, or cash, securities or other property available for payment to its shareholders, shall be distributed or paid, as the case may be, rateably (subject to the limitation in Section 4.1(b) and to the rights, if any, of holders of any other class or series of shares of the Corporation to participate in payments or distributions upon a Liquidation Event or Change of Control Event) among the holders of all issued and outstanding: (A) Class A Preferred Shares; (B) Class B Preferred Shares; and (C) Common Shares (with the holders of any series of Class A Preferred Shares and Class B Preferred Shares deemed to hold that number of shares equal to the number of Common Shares into which such series of Class A Preferred Shares or Class B Preferred Shares, as the case may be, are then convertible).

(b)	In the event that the applicable Liquidation Event or Change of Control Event occurs within the first two years after the Original Issuance Date, and the Series A Holders would otherwise be entitled to receive a preferential payment pursuant to Section 4.1(a)(i) or 4.1(a)(ii), if the amount per Series A Share that would be payable upon the occurrence of the Liquidation Event or Change of Control Event pursuant to Section 4.1(a)(iii) to the holders of all issued and outstanding Common Shares (assuming the conversion of all Class A Preferred Shares and Class B Preferred Shares in accordance with their terms immediately prior to the occurrence of the Liquidation Event or Change of Control Event, as the case may be) is:

(i)	equal to or greater than the sum of (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series A Share, then the Series A Holders shall not be entitled to receive payment of any preferential amounts pursuant to Section 4.1(a)(i) or 4.1(a)(ii), as the case may be, and shall only be entitled to receive the amount payable pursuant to Section 4.1(a)(iii); or

(ii)	less than the sum (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series A Share, then the maximum amount per Series A Share that the Series A Holders as such are entitled to receive pursuant to Section 4.1(a) shall be the sum of (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series A Share.

(c)	In the event of any Liquidation Event or Change of Control Event:

(i)	the Corporation will not permit such Liquidation Event or Change of Control Event to occur unless the transaction (or series of transactions) provides for a payment (by dividend or other distribution by the Corporation or otherwise) to the Series A Holders in connection therewith of their full entitlements pursuant to Section 4.1(a) (subject to the limitation in Section 4.1(b)); or

(ii)	if the Corporation cannot prevent such Liquidation Event or Change of Control Event from occurring, the Corporation shall, subject to applicable laws, pay to the Series A Holders (by dividend or other distribution) the full amount of their entitlements pursuant to Section 4.1(a) (subject to the limitation in Section 4.1(b)) or, if the Corporation cannot legally pay such amount in full, the amount it is legally able to pay shall be paid and the balance shall increase at the rate of 15% per annum, compounded annually until such amount is paid, and the Corporation shall not pay any amounts or make any other distributions (other than any payment or distribution made pro rata according to the respective entitlements of the Series B Holders pursuant to section 4.1(c)(ii) of the Series B Share Terms and of the Series A Holders pursuant to this clause (ii)) in respect of any other class or series of its shares until such entitlements are fully paid.

(d)	The Corporation will not permit any transaction (or series of transactions) that would constitute, but for Section 1.1 (i)(ii)(2), a “Change of Control Event”, to occur unless the transaction (or series of transactions) provides for a payment (by dividend or other distribution by the Corporation or otherwise) to the Series A Holders in connection therewith of the their full entitlements pursuant to Sections 4.1(a)(ii) and 4.1(a)(iii) (subject to the limitation in Section 4.1(b)).

4.2	Distribution Other than Cash

In the case of a Liquidation Event, the Series A Holders may in any event elect to receive any distribution or payment to which they are entitled in cash, if any. The value of the securities or other assets for this purpose is their Fair Market Value.

4.3	Notice

The Corporation shall provide notice in accordance with the provisions of Section 8.2 to each Series A Holder, at the earliest practicable time, of the date on which a proposed or reasonably anticipated Liquidation Event or Change of Control Event shall take place. Such notice shall also specify the estimated payment date, the amount to which the Series A Holders would be entitled and the place where such payments are to be made.

ARTICLE 5

CONVERSION

5.1	Optional Conversion Rights

Each Series A Share is convertible, at any time and from time to time at the option of the Series A Holder into 0.2679946 of a Common Share, without payment of additional consideration.

5.2	Automatic Conversion

The Series A Shares automatically convert into Common Shares:

(a)	immediately prior to, and conditional upon, the closing of a Qualified IPO; or

(b)	with the affirmative vote or written consent of the Series A Majority Holders.

5.3	Conversion Rate

The number of Common Shares into which each Series A Share is convertible is equal to the quotient obtained by dividing the Issue Price (plus any declared but unpaid dividends) by the Conversion Value, as adjusted from time to time in accordance with Article 6.

5.4	Additional Common Shares on Conversion

In the event of any conversion after two years from the Original Issuance Date, in addition to the number of Common Shares otherwise issuable to a Series A Holder upon a conversion of Series A Shares, each Series A Holder shall also be entitled, in respect of each Series A Share so converted, to receive an additional number of Common Shares as is equal to the Issue Price divided by the Fair Market Value of a Common Share as of the date that the conversion is deemed to be effected in accordance with Section 5.6.

5.5	Additional Common Shares on Conversion in a Non-Qualified IPO

In the event of:

(a)	an optional conversion pursuant to Section 5.1 in connection with a Non-Qualified IPO; or

(b)	an automatic conversion pursuant to Section 5.2(b) in connection with a Non-Qualified IPO,

that occurs within the first two years after the Original Issuance Date, in addition to the number of Common Shares otherwise issuable to a Series A Holder upon a conversion of Series A Shares, each Series A Holder shall also be entitled in respect of each Series A Share so converted, to receive that number of additional Common Shares, if any, as is determined in accordance with the following formula:

X – Y

    Z

Where:

X	=	two times the Issue Price

Y	=	the greater of: (i) the Issue Price; and (ii) the Offering Price

Z	=	the Offering Price

For the purposes of this Section 5.5, “Offering Price” means the per share issue price of the Common Shares issued in connection with the Non-Qualified IPO.

For the purposes of this Section 5.5 and Section 5.6(d), a conversion of Series A Shares into Common Shares shall be deemed to be effected “in connection with a Non-Qualified IPO” if (i) in the case of an optional conversion pursuant to Section 5.1, such conversion was completed at the written request of the Corporation in order to facilitate the Non-Qualified IPO, or (ii) in the case of an automatic conversion pursuant to Section 5.2(b), the Series A Majority Holders voting to approve or consenting to the automatic conversion agreed to convert their Series A Shares at the written request of the Corporation in order to facilitate the Non-Qualified IPO; provided that, the Corporation shall not make such a written request to the Series A Holders unless the Corporation concurrently makes a written request to the Series B Holders pursuant to the Series B Share Terms.

5.6	Effective Date and Time of Conversion

Conversion is deemed to be effected:

(a)	subject to Section 5.6(d), in the case of an optional conversion pursuant to Section 5.1, immediately prior to the close of business on the Conversion Date;

(b)	in the case of automatic conversion pursuant to Section 5.2(a), immediately prior to the closing of the Qualified IPO;

(c)	subject to Section 5.6(d), in the case of automatic conversion pursuant to Section 5.2(b), at the time and on the date specified by the Series A Majority Holders;

(d)	in the case of an optional conversion or an automatic conversion “in connection with a Non-Qualified IPO”, as contemplated in Section 5.5, immediately prior to the closing of the Non-Qualified IPO; and

(e)	notwithstanding any delay in the delivery of certificates representing the Common Shares into which the Series A Shares have been converted.

5.7	Effect of Conversion

Upon the conversion of the Series A Shares:

(a)	the rights of a Series A Holder as a holder of the converted Series A Shares cease; and

(b)	each person in whose name any certificate for Common Shares is issuable upon such conversion is deemed to have become the holder of record of such Common Shares.

5.8	Mechanics of Optional Conversion

(a)	To exercise optional conversion rights under Section 5.1, a Series A Holder must:

(i)	give written notice to the Corporation at its principal office or the office of any transfer agent for the Common Shares:

(A)	stating that the Series A Holder elects to convert such shares; and

(B)	providing the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon such conversion are to be issued;

(ii)	surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office or the office of any transfer agent for the Common Shares; and

(iii)	where the Common Shares are to be registered in the name of a person other than the Series A Holder, provide evidence to the Corporation of proper assignment and transfer of the surrendered certificates to the Corporation, including evidence of compliance with applicable Canadian and United States securities laws and any applicable shareholders agreement.

(b)	As soon as reasonably practicable, but in any event within 10 days after the Conversion Date, the Corporation will issue and deliver to the Series A Holder a certificate or certificates in such denominations as such Series A Holder requests for the number of full Common Shares issuable upon the conversion of such Series A Shares, together with cash in respect of any fractional Common Shares issuable upon such conversion.

5.9	Mechanics of Automatic Conversion

(a)	Upon the automatic conversion of any Series A Shares into Common Shares, each Series A Holder must surrender the certificate or certificates formerly representing that Series A Holder’s Series A Shares at the principal office of the Corporation or the office of any transfer agent for the Common Shares.

(b)	Upon receipt by the Corporation of the certificate or certificates, the Corporation will issue and deliver to such Series A Holder, promptly at the office and in the name shown on the surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which such Series A Shares are converted, together with cash in respect of any fractional Common Shares issuable upon such conversion.

(c)	The Corporation is not required to issue certificates evidencing the Common Shares issuable upon conversion until certificates formerly evidencing the converted Series A Shares are either delivered to the Corporation or its transfer agent, or the Series A Holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed, and executes and delivers an agreement to indemnify the Corporation from any loss incurred by the Corporation in connection with the loss, theft or destruction.

(d)	If the Board of Directors expects, acting reasonably, that the Series A Shares will automatically convert, the Corporation will, at least 20 days before the date it reasonably believes will be the date of the automatic conversion, send by prepaid priority overnight courier or deliver to each person who at the date of mailing or delivery is a registered Series A Holder, a notice in writing of the intention of the Corporation to automatically convert such shares. That notice shall be sent or delivered to each Series A Holder at the last address of that Series A Holder as it appears on the securities register of the Corporation, or in the event the address of any such Series A Holder does not so appear, then to the last address of that Series A Holder known to the Corporation. Accidental failure or omission to give that notice to one or more Series A Holder(s) will not affect the validity of such conversion, but if that failure or omission is discovered, notice shall be given promptly to any Series A Holder that was not given notice. That notice will have the same force and effect as if given in due time. The notice will set out the basis under Section 5.2 for such automatic conversion, the number of Series A Shares held by the person to whom it is addressed which are to be converted (if known), the number of Common Shares into which those Series A Shares will be converted (including any Additional Common Shares), the expected date of closing of the Qualified IPO, if applicable, and the place or places in Canada at which Series A Holders may present and surrender the certificate or certificates representing its Series A Shares for conversion.

5.10	Fractional Shares

No fractional Common Shares will be issued upon conversion of Series A Shares. Instead of any fractional Common Shares that would otherwise be issuable upon conversion of Series A Shares, the Corporation will pay to the Series A Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the value per Common Share (as determined in good faith by the Board of Directors) on the effective date of the conversion. For greater certainty, all of a Series A Holder’s Series A Shares will be aggregated for purposes of calculating any fractional Common Share resulting from a conversion.

5.11	Partial Conversion

If some but not all of the Series A Shares represented by a certificate or certificates surrendered by a Series A Holder are converted, the Corporation will execute and deliver to or on the order of the Series A Holder, at the expense of the Corporation, a new certificate representing the number of Series A Shares that were not converted.

ARTICLE 6

CONVERSION VALUE

6.1	Initial Conversion Value

The initial Conversion Value is equal to the Issue Price and remains in effect until the Conversion Value is adjusted in accordance with the provisions of this Article 6.

6.2	Adjustments for Dilution

If, following the Original Issuance Date, the Corporation issues any additional Common Shares or Derivative Securities (other than Excluded Issuances or in connection with an event to which Section 6.5, 6.6 or 6.7 applies) for Consideration Per Share that is less than the Conversion Value in effect immediately prior to such issuance, then the Conversion Value in effect immediately prior to such issuance shall be adjusted so that, upon such issuance, the Conversion Value shall be reduced to an amount equal to the Consideration Per Share of such additional Common Shares or Derivative Securities.

6.3	Additional Provisions Regarding Dilution

For purposes of Section 6.2:

(a)	if a part or all of the consideration received by the Corporation in connection with the issuance of additional Common Shares or Derivative Securities consists of property other than cash, such consideration is deemed to have a value equal to its Fair Market Value;

(b)	no adjustment of the Conversion Value is to be made upon the issuance of any Derivative Securities or additional Common Shares that are issued upon the exercise, conversion or exchange of any Derivative Securities;

(c)	any adjustment of the Conversion Value is to be disregarded if, and to the extent that, all of the Derivative Securities that gave rise to such adjustment expire or are cancelled without having been exercised or converted, so that the Conversion Value effective immediately upon such cancellation or expiration is equal to the Conversion Value that otherwise would have been in effect immediately prior to the time of the issuance of the expired or cancelled Derivative Securities, with any additional adjustments as subsequently would have been made to that Conversion Value had the expired or cancelled Derivative Securities not been issued;

(d)	if the terms of any Derivative Securities previously issued by the Corporation are changed (whether by their terms or for any other reason) so as to raise or lower the Consideration Per Share payable with respect to such Derivative Securities (whether or not the issuance of such Derivative Securities originally gave rise to an adjustment of the Conversion Value), the Conversion Value is adjusted as of the date of such change;

(e)	the Consideration Per Share received by the Corporation in respect of Derivative Securities is determined in each instance as follows:

(i)	the Consideration Per Share is determined as of the date of issuance of Derivative Securities without giving effect to any possible future price adjustments or rate adjustments that might be applicable with respect to such Derivative Securities and that are contingent upon future events; and

(ii)	in the case of an adjustment to the Conversion Value to be made as a result of a change in terms of any Derivative Securities, the Consideration Per Share for purposes of calculating the adjustment to the Conversion Value is determined as of the date of such change and, for greater certainty, not as of the date of the issuance of the Derivative Securities; and

(f)	notwithstanding any other provisions contained in these Series A Share provisions, but except as provided in Sections 6.3(d) or 6.5, no adjustment to the Conversion Value is to be made in respect of the issuance of additional Common Shares or Derivative Securities in any case in which such adjustment would otherwise result in the Conversion Value being greater than the Conversion Value in effect immediately prior to the issuance of such additional Common Shares or Derivative Securities.

6.4	Excluded Transactions

Notwithstanding Section 6.2, no adjustment to the Conversion Value is to be made in connection with the following issuances (“Excluded Issuances”):

(a)	any Series B Shares issued on the Original Issuance Date;

(b)	any Common Shares issued or issuable upon conversion of the Series A Shares or Series B Shares; provided that, any such conversion is effected in accordance with the terms of such shares (including provisions for adjustment) as such terms exist on the Original Issuance Date;

(c)	any Additional Common Shares;

(d)	any Common Shares issued to the Series B Holders in accordance with the Series B Share Terms;

(e)	any Common Shares issued or issuable upon exercise of any warrants granted to the Series A Holders in connection with such Series A Holders’ subscription for Series A Shares;

(f)	any Common Shares issued pursuant to the Common Share Offering;

(g)	any option to purchase Common Shares or other Derivative Securities granted under any stock option plan, stock purchase plan or other stock compensation program of the Corporation approved by the Board of Directors and/or Common Shares or other Derivative Securities allotted for issuance, issued or issuable pursuant to any such plan or arrangement, or the issuance of any Common Shares upon the exercise of any such options or other Derivative Securities;

(h)	any equity securities issued pursuant to a Qualified IPO or a Non-Qualified IPO;

(i)	any warrants to acquire Common Shares issued to TPC or any permitted assignee of TPC pursuant to obligations of the Corporation to issue such warrants (as such obligations exist on or before the Original Issuance Date or as such obligations may be amended with the approval of the Board of Directors after the Original Issuance Date), and any issuance of Common Shares pursuant to the exercise of such warrants;

(j)	any Common Shares or Derivative Securities issued as compensation to any agent, broker, sub-agent or sub-broker with respect to the transactions entered into by the Corporation with Series A Holders and certain other shareholders of the Corporation, and any Common Shares or Derivative Securities issuable upon exercise thereof;

(k)	except as contemplated in Section 6.5, any equity securities issued in respect of subdivisions, stock dividends or capital reorganizations affecting the share capital of the Corporation;

(l)	any equity securities issued to bona fide consultants or professional advisors of the Corporation as part of the consideration for services received by the Corporation from such consultants or professional advisors;

(m)	any Common Shares or Derivative Securities issued in connection with an acquisition of assets or a business; provided that (i) the cost of such acquisition is less than $10,000,000, (ii) any such transaction is approved by the Board of Directors, and (iii) the maximum aggregate number of Common Shares (including Common Shares issuable on the conversion or exercise of Derivative Securities) that may be issued pursuant to all transactions contemplated by this clause (m) shall not exceed 5% of the aggregate number of Common Shares issued and outstanding on the Original Issuance Date (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), all calculated on an as-if-converted to Common Shares basis; and

(n)	any Common Shares or Derivative Securities issued to or in connection with any of the following (i) licensors of technology to the Corporation, (ii) lending or leasing institutions in connection with obtaining debt financing, or (iii) any other technology licensing, equipment leasing or other non-equity interim financing transaction; provided that: (A) any such transaction or transactions are approved by the Board of Directors; and (B) the maximum aggregate number of Common Shares (including Common Shares issuable on the conversion or exercise of Derivative Securities) that may be issued pursuant to all transactions contemplated by this clause (n) shall not exceed 5% of the aggregate number of Common Shares issued and outstanding on the Original Issuance Date (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), all calculated on an as-if-converted to Common Shares basis.

6.5	Adjustments for Stock Splits

After the Original Issuance Date, the Conversion Value shall be adjusted on the record date in respect of each Stock Split, such that the Conversion Value is equal to the product obtained by multiplying the Conversion Value immediately before the Stock Split by a fraction:

(a)	the numerator of which is the number of Common Shares issued and outstanding immediately before the Stock Split; and

(b)	the denominator of which is the number of Common Shares issued and outstanding immediately after the Stock Split.

6.6	Adjustments for Capital Reorganizations

If, following the Original Issuance Date, the Common Shares are changed into the same or a different number of shares of any other class or series, whether by capital reorganization, reclassification or otherwise, the Corporation will provide each Series A Holder with the right to convert each Series A Share into the kind and amount of shares, other securities and property receivable upon such change that a holder of a number of Common Shares equal to the number of Common Shares into which such Series A Share was convertible immediately prior to the change would be entitled to receive upon such change (subject to any necessary further adjustments after the date of such change).

6.7	Other Distributions

In the event the Corporation declares a distribution payable in securities (other than securities of the Corporation), evidences of indebtedness issued by the Corporation or other persons or assets (excluding cash dividends paid in the ordinary course of business) then, in each such case for the purpose of this Section 6.7, Series A Holders shall be entitled upon conversion of their Series A Shares to a proportionate share of any such distribution as though they were the holders of the number of Common Shares into which their Series A Shares were convertible as of the record date fixed for the determination of the holders of Common Shares of the Corporation entitled to receive such distribution.

6.8	No Impairment

The Corporation will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Article 6, but will at all times in good faith assist in the carrying out of all the provisions of Article 5 and 6 and in the taking of any action necessary or appropriate in order to protect the conversion rights of the Series A Holders against impairment.

6.9	Reservation of Common Shares

The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of Series A Shares, such number of Common Shares as from time to time is sufficient to effect the conversion of all outstanding Series A Shares, and if at any time the number of authorized but unissued Common Shares is not sufficient to effect the conversion of all of the then outstanding Series A Shares, then the Corporation will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as is sufficient for such purpose.

6.10	Disputes

If a dispute shall at any time arise with respect to adjustments in the Conversion Value, such dispute shall be conclusively determined by the Corporation’s auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Board of Directors and any such determination shall be binding upon the Corporation, the Series A Holders and all other shareholders of the Corporation. Such auditors or accountants shall be provided access to all necessary records of the Corporation. If any such determination is made, the Corporation shall deliver a certificate to the Series A Holders and Series B Holders describing such determination.

6.11	Certificate as to Adjustments

In each case of an adjustment or readjustment of the Conversion Value, the Corporation will promptly furnish each Series A Holder and Series B Holder with a certificate, prepared by the Corporation’s accountants, showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

6.12	Further Adjustment Provisions

If, at any time as a result of an adjustment made pursuant to Section 6.6, a Series A Holder becomes entitled to receive any shares or other securities of the Corporation other than Common Shares upon surrendering Series A Shares for conversion, the Conversion Value in respect of such other shares or securities (if such other shares or securities are by their terms convertible securities) will be adjusted after that time, and will be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Series A Shares contained in this Article 6, and the remaining provisions of these Series A Share provisions will apply mutatis mutandis to any such other shares or securities.

6.13	Waiver of Adjustments

Notwithstanding any other provisions of this Article 6, with the written consent of the Corporation, the Series A Majority Holders shall be entitled, on behalf of all Series A Holders, to waive any entitlement to an adjustment to the Conversion Value under this Article 6. Any such waiver by the Series A Majority Holders must be in writing and shall only be effective as to the particular adjustment being waived. In such event, notice of such waiver shall be sent to all Series A Holders and Series B Holders in accordance with Section 8.2.

ARTICLE 7

REDEMPTION

7.1	Redemption Following the Redemption Trigger Date

(a)	On or after the Redemption Trigger Date, the Series A Majority Holders shall have the right to request the Corporation to redeem all of the Series A Shares. Upon receipt of such a request, in writing, the Corporation will:

(i)	deliver to each Series A Holder and Series B Holder within 30 days following the date the written request is received by the Corporation a notice specifying the total funds legally available to the Corporation for redemption of all of the Series A Shares and Series B Shares outstanding at that time (the “Available Funds”); and

(ii)

within 90 days, but not before the expiry of 30 days, following the date the written request is received by the Corporation redeem from the Series A Holders, subject to Section 7.2, all the Series A Shares (and concurrently therewith redeem from the Series B Holders all the Series B Shares in the event that the redemption rights of the Series B Shares have been exercised in accordance with the Series B Share Terms) to the extent the Corporation has Available Funds, by paying to the Series A Holders, in accordance with Section 7.1(b), an amount (the “Series A Redemption Amount”) equal to the sum of:

(A)	the number of Series A Shares outstanding multiplied by the sum of (x) the Issue Price and (y) the per share amount of any declared but unpaid dividends on the Series A Shares (such amount being the “Series A Preference Redemption Amount”); and

(B)	the then-current Fair Market Value of the Common Shares (other than Additional Common Shares) into which the Scries A Shares are then convertible (such amount being the “Series A Participation Redemption Amount”).

(b)	Subject to Section 7.2, each Series A Holder shall be paid that portion of the Series A Redemption Amount equal to the Series A Redemption Amount Per Share multiplied by the number of Series A Shares held by the holder.

7.2	Insufficient Funds and Priorities

(a)	If the Available Funds are insufficient to pay in full (i) the Series A Redemption Amount with respect to the total number of Series A Shares outstanding, and (ii) in the event that the redemption rights of the Series B Shares have been exercised in accordance with the Series B Share Terms, the Series B Redemption Amount with respect to the total number of Series B Shares outstanding, then those funds that are legally available for the redemption of the Series A Shares in accordance with Section 7.1 and the Series B Shares in accordance with the Series B Share Terms will be used to redeem the maximum possible number of whole shares in accordance with the following priorities:

(i)	If the Available Funds are insufficient to pay in full the Series A Preference Redemption Amount, those funds will be used to redeem the maximum possible number of whole shares rateably among the Series A Holders, and in such case, the number of Series A Shares to be redeemed shall be the number obtained by dividing (x) the Available Funds, by (y) the Series A Redemption Amount Per Share.

(ii)	If the Available Funds are sufficient to pay in full the Series A Preference Redemption Amount, but are insufficient to pay in full the Aggregate Preference Redemption Amount, those funds will be used to redeem:

(A)	that proportion of the total number of Series A Shares determined by dividing (x) the Series A Preference Redemption Amount, by (y) the Series A Redemption Amount Per Share; and

(B)	the maximum possible number of whole shares rateably among the Series B Holders, and in such case, the number of Series B Shares to be redeemed shall be the number obtained by dividing (x) the

Available Funds minus the Series A Preference Redemption Amount, by (y) the Series B Redemption Amount Per Share.

(iii)	If the Available Funds are sufficient to pay in full the Aggregate Preference Redemption Amount, but are insufficient to pay in full the Aggregate Preference Redemption Amount plus the Series A Participation Redemption Amount and Series B Participation Redemption Amount, those funds will be used to redeem:

(A)	that proportion of the total number of Series A Shares determined by dividing (x) the Series A Preference Redemption Amount, by (y) the Series A Redemption Amount Per Share;

(B)	that proportion of the total number of Series B Shares determined by dividing (x) the Series B Preference Redemption Amount, by (y) the Series B Redemption Amount Per Share; and

(C)	the maximum possible number of whole shares rateably among the Series A Holders and Series B Holders, and in such case,

(1)	the number of Series A Shares to be redeemed shall be determined in accordance with the following formula:

A x B

    C

(2)	the number of Series B Shares to be redeemed shall be determined in accordance with the following formula:

A x D

    E

Where:

A	=	the Available Funds minus the Aggregate Preference Redemption Amount

B	=	the Series A Participation Redemption Amount divided by the Aggregate Participation Redemption Amount

C	=	the Series A Redemption Amount Per Share

D	=	the Series B Participation Redemption Amount divided by the Aggregate Participation Redemption Amount

E	=	the Series B Redemption Amount Per Share

(b)	Any Series A Shares not redeemed in accordance with Section 7.2(a) remain outstanding and remain entitled to all rights and preferences otherwise provided in these Series A Share provisions. Any Series B Shares not redeemed remain outstanding and remain entitled to all rights and preferences otherwise provided in the Series B Share Terms. As and when funds legally available for redemption of Series A Shares and Series B Shares subsequently become available, those funds will be used to redeem the maximum possible number of whole shares rateably among the Series A Holders and Series B Holders in accordance with clause (i), (ii) and (iii) of Section 7.2(a) above and the Series B Share Terms. The Corporation shall not pay any amounts or make any other distributions in respect of any other class or series of its shares until all Series A Shares and Series B Shares are redeemed as provided above, and all redemption payments required to be made in accordance with this Section 7.2 are fully paid to the Series A Holders and Series B Holders respectively.

7.3	Redemption Upon a Partial Sale Event

(a)	In connection with a proposed transaction that would result in a Partial Sale Event, the Series A Majority Holders shall have the right, prior to the completion of the proposed transaction, to request, in writing, the Corporation to redeem all of the Series A Shares. Upon receipt of such a request (a “Series A Redemption Request”) the Corporation will:

(i)	deliver to each Series A Holder and each Series B Holder within 20 days (or such shorter or longer period as the Corporation, the Series A Majority Holders and the Series B Majority Holders may agree in writing) (the “Redemption Notice Period”) following the date the Series A Redemption Request is received by the Corporation a copy of such Series A Redemption Request and a notice specifying whether the Corporation has sufficient funds legally available to the Corporation for the redemption of all of the Series A Shares and (in the event that the Corporation also receives a Series B Redemption Request prior to the expiry of 30 days following the Redemption Notice Period) all of the Series B Shares outstanding; and

(ii)	redeem, conditional upon and contemporaneously with the completion of the transaction resulting in the Partial Sale Event, from the Series A Holders all the Series A Shares (and concurrently therewith redeem from the Series B Holders all the Series B Shares in the event that the Corporation also received a Series B Redemption Request within the period specified in clause (i) above) provided the Corporation has funds legally available for such redemption, by paying to the Series A Holders, in accordance with Section 7.3(b), the Series A Redemption Amount.

(b)	Subject to Section 7.4, each Series A Holder shall be paid that portion of the Series A Redemption Amount equal to the Series A Redemption Amount Per Share multiplied by the number of Series A Shares held by the holder.

7.4	Insufficient Funds

If in connection with the exercise of the redemption rights pursuant to a Series A Redemption Request the total funds legally available to the Corporation are insufficient to pay in full (i) the Series A Redemption Amount with respect to the total number of Series A Shares outstanding, and (ii) in the event that the Corporation also received a Series B Redemption Request pursuant to the Series B Share Terms, the Series B Redemption Amount with respect to the total number of Series B Shares outstanding, then:

(a)	the Corporation shall not redeem any of the Series A Shares pursuant to the Series A Redemption Request or any of the Series B Shares pursuant to the Series B Redemption Request; and

(b)	the Corporation will not permit the proposed transaction that would otherwise result in a Partial Sale Event to occur unless Series A Majority Holders and Series B Majority Holders direct, in writing, the Corporation to permit such a transaction.

7.5	Surrender of Certificates

If a redemption of Series A Shares pursuant to this Article 7 will occur, each Series A Holder shall surrender to the Corporation the certificates representing the Series A Shares to be redeemed by the Corporation in accordance with this Article 7, in the manner and at the place designated by the Corporation, and thereupon all redemption amounts to be paid for such shares shall be payable to the order of the Person whose name appears on such certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. If, in the case of the exercise of redemption rights in accordance with Sections 7.1 and 7.2, less than all of the Series A Shares represented by such certificates are redeemed, then the Corporation shall promptly issue new certificates representing the shares not redeemed.

ARTICLE 8

MISCELLANEOUS

8.1	Notices of Record Dates

If:

(a)	the Corporation establishes a record date to determine the Series A Holders who are entitled to receive any dividend or other distribution; or

(b)	there occurs any Stock Split or other capital reorganization of the Corporation, any reclassification of the capital of the Corporation, any Change of Control Event, or any Liquidation Event,

the Corporation will deliver to each Series A Holder, at least 20 days prior to such record date or the proposed effective date of the relevant transaction, a notice specifying:

(i)	the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution;

(ii)	the date on which any such reorganization, reclassification, Change of Control Event or Liquidation Event is expected to become effective; and

(iii)	the time, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) are entitled to exchange their Common Shares (or other securities) for cash, securities or other property deliverable upon such reorganization, reclassification, Change of Control Event or Liquidation Event.

8.2	Notices

All notices, requests, payments, instructions or other documents to be given hereunder must be in writing or given by written telecommunication, and will be deemed to have been duly given if:

(a)	delivered personally (effective upon delivery);

(b)	mailed by certified mail, return receipt requested, postage prepaid (effective five Business Days after dispatch) if the recipient is located in the United States or Canada;

(c)	sent by a reputable, established courier service that guarantees next Business Day delivery (effective the next Business Day) if the recipient is located in the United States or Canada;

(d)	sent by air mail or by commercial express overseas air courier, with receipt acknowledged in writing by the recipient (effective upon the date of such acknowledgement) if the recipient is located outside the United States or Canada;

(e)	sent by fax confirmed within 24 hours through one of the foregoing methods (effective upon receipt of the fax in complete readable form); and

addressed as follows (or to such other address as the recipient party furnishes by notice to the sending party for these purposes): (i) if to any Series A Holder or Series B Holder, to the last address of that Series A Holder or Series B Holder as it appears on the securities register of the Corporation, or in the event the address of any such Series A Holder or Series B Holder does not so appear, then to the last address of that Series A Holder or Series B Holder known to the Corporation; and (ii) if to the Corporation, to the address of its principal office.

8.3	Negative Covenants

So long as any Series A Shares are outstanding, the Corporation will not, without the prior written approval of the Series A Majority Holders:

(a)	designate any further series of Class A Preferred Shares or Class B Preferred Shares;

(b)	issue more than 30,000,000 Series A Shares (other than additional Series A Shares issuable in respect of any stock dividends declared by the Corporation);

(c)	issue more than 68,000,000 Series B Shares (other than additional Series B Shares issuable in respect of any stock dividends declared by the Corporation); or

(d)	amend the articles of the Corporation to add, change or remove any rights, privileges, restrictions or conditions attached to the Series A Shares or the Series B Shares or otherwise change the Series A Shares or Series B Shares.

8.4	Currency

All references to dollar amounts in these Series A Share provisions are to the lawful currency of Canada.

8.5	Transfer Agents

The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series A Shares or any other class of shares of the Corporation. Upon any such appointment, discharge or change of a transfer agent, the Corporation will send a written notice of such appointment, discharge or change to each Series A Holder.

8.6	Transfer Taxes

The Corporation will pay all share transfer taxes, documentary stamp taxes and the like that may be properly payable by the Corporation in respect of any issuance or delivery of Series A Shares or Common Shares or other securities issued in respect of Series A Shares in accordance with these Series A Share provisions or certificates representing such shares or securities. The Corporation is not required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of Series A Shares or Common Shares or other securities in a name other than that in which such shares were registered, or in respect of any payment to any person other than the registered Series A Holder of the shares with respect to any such shares, and is not required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

EXHIBIT “1” to

SERIES A SHARE PROVISIONS

DETERMINATION OF FAIR MARKET VALUE

The “Fair Market Value” of Common Shares will be determined in accordance with the following procedures:

(a)	The Board of Directors, the Series A Majority Holders and the Series B Majority Holders will in good faith attempt to agree upon the Fair Market Value of the Common Shares that are the subject of the proposed determination under this Exhibit “1”.

(b)	Fair Market Value of such Common Shares will in all cases (i) be calculated on the assumption of an arm’s length sale at open market value on a “going concern basis” with no minority discount applied, and (ii) take into account any conversion rights, liquidation preferences and any other entitlements attached to any other securities of the Corporation.

(c)	If the Fair Market Value has not been agreed upon between the Corporation, the Series A Majority Holders and the Series B Majority Holders within 10 Business Days after commencing their good faith attempt to agree upon the Fair Market Value under clause (a) above, then within five Business Days after the end of such 10 Business Day period, the Corporation, the Series A Majority Holders and the Series B Majority Holders shall jointly appoint a U.S. or Canadian nationally recognized independent investment banking or business valuation firm (the “Valuator”) to determine the Fair Market Value of such shares which are subject of the proposed determination under this Exhibit “1”. If the Corporation, the Series A Majority Holders and the Series B Majority Holders cannot agree on a Valuator within such five Business Day period, any of the Corporation, the Series A Majority Holders or the Series B Majority Holders may thereafter apply to a court of competent jurisdiction to have the court appoint such Valuator meeting the foregoing criteria to determine the Fair Market Value of the subject shares. The determination by the Valuator shall be final and binding on the Corporation, the Series A Holders and the Series B Holders, absent manifest error.

(d)	The Corporation shall be responsible for all costs incurred in connection with the independent valuation performed by the Valuator (including the costs of any court proceeding to appoint the Valuator, if applicable).

(e)	The Valuator shall be instructed to deliver its determination of Fair Market Value as at the applicable valuation date, as soon as practicable following its appointment and in any event within 30 Business Days thereafter.

(f)	In the event that the Valuator provides a range of fair market values, the middle of such range shall be utilized for purposes of determining the Fair Market Value of the subject shares.

(g)	The Corporation shall immediately provide to the Valuator such information, including confidential information, and allow such firm to conduct “due diligence” and make such investigations and inquiries with respect to the affairs of the Corporation and its subsidiaries as may be required by such Valuator in order to fulfill its mandate, provided that such firm executes a confidentiality agreement in favour of the Corporation containing standard terms and conditions.

CLASS B CONVERTIBLE PREFERRED SHARES, ISSUABLE IN SERIES

1.	Directors’ Authority to Issue One or More Series

The directors of the Corporation may, at any time and from time to time, issue the Class B Preferred Shares in one or more series.

2.	Terms of Each Series

Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Canada Business Corporations Act, before the first shares of a particular series are issued, the directors of the Corporation shall fix the number of shares in such series and shall determine, subject to any limitations set out in the articles of the Corporation, the designation, rights, privileges, restrictions and conditions attaching to the shares of such series including, without limiting the generality of the foregoing, any right to receive dividends (which may be cumulative, non-cumulative or partially cumulative and variable or fixed), the rate or rates, amount or method or methods of calculation of preferential dividends and whether such rate or rates, amount or method or methods of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the rights of redemption (if any) and the redemption price and other terms and conditions of redemption, the rights of retraction (if any) and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be provided to such holders in the future, the voting rights (if any) and the conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the first shares of a particular series are issued, the directors of the Corporation may change the rights, privileges, restrictions and conditions attaching to such unissued shares.

3.	Ranking of the Class B Preferred Shares

No rights, privileges, restrictions or conditions attaching to a series of Class B Preferred Shares shall confer upon a series a priority over any other series of Class B Preferred Shares in respect of the payment of dividends or return of capital in the event of the liquidation, dissolution or winding up of the Corporation.

The Class B Preferred Shares of each series shall rank on a parity with the Class B Preferred Shares of every other series with respect to priority in the payment of dividends and the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital of the Corporation among its shareholders for the purpose of winding up its affairs.

4.	Priority

The Class B Preferred Shares shall rank junior to the Class A Convertible Preferred Shares with respect to priority in the return of capital, the distribution of assets and the payment of declared but unpaid dividends in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, but shall be entitled to priority as hereinafter provided over the common shares and any other shares of any other class of the Corporation ranking junior to the Class B Preferred Shares with respect to the return of capital, the distribution of assets and the payment of declared and unpaid dividends in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Class B Preferred Shares shall be entitled to priority over the common shares and any other shares of any other class of the Corporation ranking junior to the Class B Preferred Shares with respect to priority in the payment of any dividends.

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class B Preferred Shares of any series shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation as may be required by law:

(a)	to receive in respect of the shares of such series, after payment or provision for payment of the amounts payable in such event to the holders of Class A Preferred Shares in priority to the holders of Class B Preferred Shares and prior to any distribution to the holders of common shares, the amount, if any, provided for in the rights, privileges, restrictions and conditions attached to the shares of such series; and

(b)	if and to the extent provided in the rights, privileges, restrictions and conditions attached to the shares of such series, to share in the remaining assets of the Corporation (subject to the rights, if any, of holders of any other class or series of shares of the Corporation to first receive payment of amounts in such event, if and to the extent provided in the rights, privileges, restrictions and conditions attached to any such shares).

5.	Other Preferences

The Class B Preferred Shares of any series may also be given such other preferences, not inconsistent with the provisions hereof over the common shares and any other shares of the Corporation ranking junior to the Class B Preferred Shares as may be determined in the case of such series of Class B Preferred Shares in accordance with paragraph 2 hereof.

6.	Conversion Right

The Class B Preferred Shares of any series may be made convertible into or exchangeable for common shares of the Corporation.

7.	Redemption Right

The Class B Preferred Shares of any series may be made redeemable, in such circumstances, at such price and upon such other terms and conditions, and with such priority, as may be provided in the rights, privileges, restrictions and conditions attached to the shares of such series.

8.	Dividend Rights

The Corporation may at any time and from time to time declare and pay a dividend on the Class B Preferred Shares of any series without declaring or paying any dividend on the common shares or any other shares of any other class of the Corporation ranking junior to the Class B Preferred Shares. The rights, privileges, restrictions and conditions attached to the Class B Preferred Shares of any series may include the right to receive a dividend concurrently with any dividend declared on any other class or series of shares of the Corporation, to be calculated in the manner set forth in the rights, privileges, restrictions and conditions attached to the shares of such series of Class B Preferred Shares.

9.	Voting Rights

Except as may be otherwise provided in the articles of the Corporation or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Class B Preferred Shares, the holders of Class B Preferred Shares as a class shall not be entitled as such to receive notice of, nor to attend or vote at any meeting of the shareholders of the Corporation.

10.	Variation of Rights

The rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares as a class may be added to, amended or removed at any time with such approval as may then be required by law to be given by the holders of the Class B Preferred Shares as a class.

CLASS B CONVERTIBLE PREFERRED SHARES, SERIES 1

The first series of Class B Convertible Preferred Shares of the Corporation shall consist of an unlimited number of shares which shall be designated as the Class B Convertible Preferred Shares, Series 1 (the “Series B Shares”) and which, in addition and subject to the rights, privileges, restrictions and conditions attached to the Class B Convertible Preferred Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set forth herein.

ARTICLE 1

INTERPRETATION

1.1	Definitions

For purposes of these Series B Share provisions:

(a)	“Act” means the Canada Business Corporations Act.

(b)	“Additional Common Shares” means the Common Shares, if any, issued or issuable pursuant to Section 5.4 or Section 5.5.

(c)	“Affiliate” of a Person means any Person that would be considered to be an “affiliated entity” of such first-mentioned Person under Ontario Securities Commission Rule 45-501 - Exempt Distributions, as in effect on the Original Issuance Date.

(d)	“Aggregate Preference Redemption Amount” means the Series A Preference Redemption Amount plus the Series B Preference Redemption Amount.

(e)	“Aggregate Participation Redemption Amount” means the Series A Participation Redemption Amount plus the Series B Participation Redemption Amount.

(f)	“Available Funds” has the meaning set out in Section 7.1(a)(i).

(g)	“Board of Directors” means the board of directors of the Corporation.

(h)	“Business Day” means any day, other than a Saturday or Sunday, on which chartered banks in Ottawa, Ontario are open for commercial banking business during normal banking hours.

(i)	“Change of Control Event” means:

(i)	the sale, lease, exclusive and irrevocable licence, abandonment, transfer or other disposition of all or substantially all of the assets of the Corporation to a Person other than a Person that is an Affiliate of the Corporation; or

(ii)	(A) an amalgamation of the Corporation with another corporation (other than with a Subsidiary of the Corporation), (B) a statutory arrangement involving the Corporation or (C) any other transaction involving the Corporation, whether by a single transaction or series of transactions, pursuant to which, in the case of (A), (B) or (C) above,

(1)	any Person, together with his or its Affiliates hereafter acquires the direct or indirect “beneficial ownership” (as defined in the Act) of all of the issued and outstanding shares in the capital of the Corporation; and

(2)	the nature of the transaction (or series of transactions) is such that the consideration (whether in the form of cash, securities or other property) in connection with such transaction (or series of transactions) would not be received by the shareholders of the Corporation, provided, however, that the Series B Majority Holders shall have the right, on behalf of all Series B Holders to waive the treatment of any of such event as a “Change of Control Event” (provided that any such waiver must be in writing signed by the Series B Majority Holders and shall only be effective as to the particular event in respect of which the waiver is executed).

(j)	“Class A Preferred Shares” means the Class A Convertible Preferred Shares in the capital of the Corporation, the first series of which are the Series A Shares.

(k)	“Class B Preferred Shares” means the Class B Convertible Preferred Shares in the capital of the Corporation, the first series of which are the Series B Shares.

(1)	“Common Share Offering” means the offering, issuance and sale by the Corporation of Common Shares within nine months of the Original Issuance Date for an aggregate purchase price of not more than $10,000,000.

(m)	“Common Shares” means the common shares in the capital of the Corporation.

(n)	“Consideration Per Share” means:

(i)	in respect of the issuance of Common Shares, an amount equal to:

(A)	the total consideration received by the Corporation for the issuance of such Common Shares, divided by

(B)	the number of such Common Shares issued;

(ii)	in respect of the issuance of Derivative Securities, an amount equal to:

(A)	the total consideration received by the Corporation for the issuance of such Derivative Securities plus the minimum amount of any additional consideration payable to the Corporation upon exercise, conversion or exchange of such Derivative Securities; divided by

(B)	the maximum number of Common Shares that would be issued if all such Derivative Securities were exercised, converted or exchanged in accordance with their terms on the effective date of the relevant calculation, provided, however, that if the amount determined in accordance with this clause (ii) equals zero in respect of any particular issuance of Derivative Securities, then the “Consideration Per Share” in respect of such issuance shall be the amount as may be determined by the agreement in writing of the Corporation, the Series B Majority Holders and the Series A Majority Holders. In the event that the Corporation, the Series B Majority Holders and the Series A Majority Holders do not agree on such amount, the Corporation shall not issue such Derivative Securities.

(o)	“Control” means, with respect to any Person at any time:

(i)	holding, as owner or other beneficiary, other than solely as the beneficiary of an unrealized security interest, directly or indirectly through one or more intermediaries (A) more than fifty percent (50%) of the voting securities of that Person, or (B) securities of that Person carrying votes sufficient to elect or appoint the majority of individuals who are responsible for the supervision or management of that Person; or

(ii)	the exercise of de facto control of that Person whether direct or indirect and whether through the ownership of securities, by contract or trust or otherwise,

and the term “Controlled” has a corresponding meaning.

(p)	“Conversion Date” means the date on which the documentation set out in Section 5.8(a) is received by the Corporation.

(q)	“Conversion Value” means the number determined in accordance with Article 6.

(r)	“Corporation” means Mitel Networks Corporation.

(s)	“day” or “days” means calendar day or calendar days, unless otherwise noted.

(t)	“Derivative Securities” means:

(i)	all shares and other securities that are convertible into or exchangeable for Common Shares (including the Series A Shares and Series B Shares); and

(ii)	all options, warrants and other rights to acquire Common Shares or securities directly or indirectly convertible into or exchangeable for Common Shares.

(u)	“Excluded Issuances” has the meaning set out in Section 6.4.

(v)	“Fair Market Value” means:

(i)	in respect of assets other than securities, the fair market value thereof as determined in good faith by the Board of Directors, provided, however, that if the Series B Majority Holders and/or the Series A Majority Holders object in writing to any such determination within 10 days of receiving notice of such determination, the fair market value will be determined by an independent investment banking or business valuation firm mutually agreeable to the Board of Directors and the Series B Majority Holders and/or the Series A Majority Holders, as the case may be, whose decision is final and binding on all Persons (the costs of which shall be borne by the Corporation);

(ii)	in respect of Common Shares, the fair market value thereof, as determined in accordance with Exhibit “1” attached to these Series B Share provisions; and

(iii)	in respect of securities other than Common Shares:

(A)	if such securities are not subject to any statutory hold periods or contractual restrictions on transfer:

(1)	if traded on one or more securities exchanges or markets, the weighted average of the closing prices of such securities on the exchange or market on which the securities are primarily traded over the 30-day period ending three days prior to the relevant date;

(2)	if actively traded over-the-counter, the weighted average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three days prior to the relevant date; or

(3)	if there is no active public market, the fair market value of such securities as determined in good faith by the Board of Directors, but no discount or premium is to be applied to their valuation on the basis of the securities constituting a minority block or a majority block of securities, or

(B)	if such securities are subject to statutory hold periods or contractual restrictions on transfer, or both, the fair market value of such securities as determined by applying an appropriate discount, as determined in good faith by the Board of Directors, to the value as calculated in accordance with clause (A) above, provided, however, that if the Series B Majority Holders and/or the Series A Majority Holders object in writing to any determination of the Board of Directors made under clause (A) or (B) above within 10 days of receiving notice of such determination, the applicable fair market value and/or discount, as the case may be, will be determined by an independent investment banking or business valuation firm mutually agreeable to the Board of Directors and the Series B Majority Holders and/or the Series A Majority Holders, as the case may be, whose decision is final and binding on all Persons (the costs of which shall be borne by the Corporation).

(w)	“Issue Price” means $1.00, subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date and affecting the Series B Shares.

(x)	“Junior Shares” has the meaning set out in Section 4.1(a)(i).

(y)	“Liquidation Event” means a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(z)	“Matthews Group” means:

(i)	Dr. Terence H. Matthews, his spouse or former spouse, any lineal descendant of Dr. Terence H. Matthews, any spouse or former spouse of any such lineal descendant, and their respective legal personal representatives;

(ii)	the trustee or trustees of any trust (including without limitation a testamentary trust) for the exclusive benefit of any one or more members of the Matthews Group;

(iii)	any corporation all of the issued and outstanding shares of which are beneficially owned by any one or more members of the Matthews Group;

(iv)	any partnership all of the partnership interests in which are beneficially owned by any one or more members of the Matthews Group; and

(v)	any charitable foundation Controlled by any one or more members of the Matthews Group,

and, for this purpose, a trustee or trustees referred to in clause (ii) above shall be deemed to beneficially own any shares or partnership interests held by them.

(aa)	“Non-Qualified IPO” means any public offering of the Common Shares, other than a Qualified IPO (provided, that, any previous filing of a registration statement or similar instrument with the United States Securities and Exchange Commission in fulfillment of the Corporation’s existing obligations as a foreign private issuer shall be deemed not to constitute a public offering for the purposes of these Series B Share provisions).

(bb)	“Original Issuance Date” means, in respect of Series B Shares, the date on which the first Series B Shares are issued.

(cc)	“Partial Sale Event” means;

(i)	(A) an amalgamation of the Corporation with another corporation (other than with a Subsidiary of the Corporation), (B) a statutory arrangement involving the Corporation, (C) the sale, exchange or other disposition of outstanding shares of the Corporation, or (D) any other transaction involving the Corporation (other than a public offering of securities of the Corporation), whether by a single transaction or series of transactions, pursuant to which, in the case of (A), (B), (C) or (D) above, any Person, together with his or its Affiliates (other than members of the Matthews Group), hereafter acquires the direct or indirect “beneficial ownership” (as defined in the Act) of securities of the Corporation representing more than 50% but less than all of the issued and outstanding shares in the capital of the Corporation; or

(ii)	any event, whether by a single transaction or a series of transactions, that results in Dr. Terence H. Matthews and/or Persons Controlled by Dr. Terence H. Matthews holding in the aggregate less than 100,000,000 of the issued and outstanding shares in the capital of the Corporation (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), calculated on an as-if-converted to Common Shares basis.

provided, however, that the Series B Majority Holders shall have the right, on behalf of all Series B Holders, to waive the treatment of any of such event as a “Partial Sale Event” (provided that any such waiver must be in writing signed by the Series B Majority Holders and shall only be effective as to the particular event in respect of which the waiver is executed).

(dd)	“Person” includes any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his capacity as trustee, executor, administrator, or other legal representative.

(ee)	“Qualified IPO” means a public offering of Common Shares in which:

(i)	the price per share is at least two times:

(a)	the aggregate Issue Price for all Series A Shares issued by the Corporation,

divided by

(b)	the sum of

(i)	the number of Common Shares (other than Additional Common Shares) into which any Series A Shares have been converted (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date and affecting the Common Shares); and

(ii)	the number of Common Shares (other than Additional Common Shares) into which any outstanding Series A Shares are then convertible;

(ii)	the aggregate cash proceeds to the Corporation are not less than $100,000,000 (before deducting expenses, underwriting discounts and commissions); and

(iii)	immediately following the closing of the public offering, the Common Shares are listed and posted for trading, traded or quoted on one or more of the Toronto Stock Exchange, the New York Stock Exchange, the NASDAQ National Market System or the AMEX Exchange.

(ff)	“Redemption Notice Period” has the meaning set out in Section 7.3(a)(i).

(gg)	“Redemption Trigger Date” has the meaning ascribed thereto in the Series A Share Terms.

(hh)	“Series A Holders” means the holders of Series A Shares and “Series A Holder” means any one of them.

(ii)	“Series A Majority Holders” means, as of the relevant time of reference, one or more Series A Holders of record who hold collectively more than 50% of the outstanding Series A Shares.

(jj)	“Series A Participation Redemption Amount” has the meaning ascribed thereto in the Series A Share Terms.

(kk)	“Series A Preference Redemption Amount” has the meaning ascribed thereto in the Series A Share Terms.

(ll)	“Series A Redemption Amount” has the meaning ascribed thereto in the Series A Share Terms.

(mm)	“Series A Redemption Amount Per Share” has the meaning ascribed thereto in the Series A Share Terms.

(nn)	“Series A Redemption Request” has the meaning ascribed thereto in the Series A Share Terms.

(oo)	“Series A Shares” means the Class A Convertible Preferred Shares, Series l in the capital of the Corporation.

(pp)	“Series A Share Terms” means the rights, privileges, restrictions and conditions attached to the Series A Shares as set out in the articles of the Corporation as same exist on the Original Issuance Date.

(qq)	“Series B Holders” means the holders of Series B Shares and “Series B Holder” means any one of them.

(rr)	“Series B Majority Holders” means, as of the relevant time of reference, one or more Series B Holders of record who hold collectively more than 50% of the outstanding Series B Shares.

(ss)	“Series B Participation Redemption Amount” has the meaning set out in Section 7.1(a)(ii)(B).

(tt)	“Series B Preference Redemption Amount” has the meaning set out in Section 7.1(a)(ii)(A).

(uu)	“Series B Redemption Amount” has the meaning set out in Section 7.1(a)(ii).

(vv)	“Series B Redemption Amount Per Share” is the amount determined by dividing the Series B Redemption Amount by the total number of Series B Shares outstanding.

(ww)	“Series B Redemption Request” has the meaning set out in Section 7.3(a).

(xx)	“Series B Shares” means the Class B Convertible Preferred Shares, Series l in the capital of the Corporation.

(yy)	“Stock Split” means:

(i)	the issuance of Common Shares as a dividend or other distribution on outstanding Common Shares;

(ii)	the subdivision of outstanding Common Shares into a greater number of Common Shares; or

(iii)	the combination of outstanding Common Shares into a smaller number of Common Shares.

(zz)	“Subsidiary” has the meaning ascribed thereto in the Act on the Original Issuance Date.

(aaa)	“TPC” means Her Majesty the Queen in Right of Canada, as represented by the Minister of Industry.

1.2	“As-if-converted to Common Shares Basis”

For purposes of these Series B Share provisions, where a calculation is required to be made on an “as-if-converted to Common Shares basis”, such calculation will be made by determining (in each case as of the applicable date for the determination):

(a)	in respect of the Series B Shares, the number of whole Common Shares into which such Series B Shares are then convertible pursuant to these Series B Share provisions;

(b)	in respect of the Series A Shares, the number of whole Common Shares into which such Series A Shares are then convertible pursuant to the Series A Share Terms; and

(c)	in respect of any other Derivative Securities, the number of whole Common Shares into which such securities are then convertible pursuant to the articles of the Corporation.

ARTICLE 2

VOTING RIGHTS

2.1	Entitlement to Vote and Receive Materials

(a)	Except as otherwise expressly provided in these Series B Share provisions, or as provided by applicable law, each Series B Holder is entitled to vote on all matters submitted to a vote or consent of shareholders of the Corporation.

(b)	Each Series B Holder is entitled to receive copies of all notices and other materials sent by the Corporation to its shareholders relating to written actions to be taken by shareholders in lieu of a meeting. All such notices and other materials shall be sent to the Series B Holders concurrently with delivery to the other shareholders.

2.2	Number of Votes

(a)	Within the first two years after the Original Issuance Date, each Series B Share entitles the Series B Holder to the number of votes per share equal to the quotient obtained by dividing the Issue Price by the Conversion Value.

(b)	After two years from the Original Issuance Date, each Series B Share entitles the Series B Holder to the number of votes per share equal to the sum of (i) the quotient obtained by dividing the Issue Price by the Conversion Value, and (ii) the quotient obtained by dividing the Issue Price by the fair market value of a Common Share (and for such purposes, the fair market value of a Common Share shall be as determined in good faith by the Board of Directors at the time of the relevant calculation).

(c)	For purposes of determining the number of votes for each Series B Share calculated in accordance with Section 2.2(a) or 2.2(b), the determination shall be made as of the record date for the determination of shareholders entitled to vote on such matter, or if no record date is established, the date such vote is taken or any written consent of shareholders is solicited, and shall be calculated based on the Conversion Value in effect on that date.

2.3	Single Class

Except as otherwise provided herein, or except as provided by applicable law, the Series B Holders will vote together with the holders of Series A Shares and Common Shares and any other series or class of shares entitled to vote on such matters as a single class on all matters submitted to a vote of shareholders of the Corporation.

2.4	Exception to Single Class

In addition to any other approvals required by applicable law, any addition to, change to or removal of any right, privilege, restriction or condition attaching to the Series B Shares as a series or the Class B Preferred Shares as a class requires the affirmative vote or written approval of the Series B Majority Holders.

ARTICLE 3

DIVIDENDS

3.1	Entitlement to Dividends

The Series B Holders shall be entitled to receive, in respect of the Series B Shares, non-cumulative dividends if, as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, the amount of which the directors, in their absolute discretion, may from time to time or at any time determine. Any declared but unpaid dividend shall be paid immediately upon the conversion of a Series B Share, if not previously paid.

3.2	Priority of Dividends

(a)	Except as provided in Section 4.1, no dividend or other distribution (other than a stock dividend giving rise to an adjustment under Section 6.5) will be paid or set apart for payment in respect of any share of any other class or series unless a dividend is concurrently paid or set apart for payment in respect of each outstanding Series B Share in an amount at least equal to the product of:

(i)	the amount of the dividend per share paid in respect of the shares of such other class or series (calculated on an as-if-converted to Common Shares basis); and

(ii)	the number of Common Shares into which each Series B Share is then convertible.

(b)	When any declared non-cumulative dividend or amount payable on a return of capital in respect of Series B Shares is not paid in full, the Series B Holders shall participate rateably in respect of such dividends in accordance with the sums which would be payable on the Class B Preferred Shares if all such dividends were declared and paid in full, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full.

ARTICLE 4

LIQUIDATION PREFERENCE

4.1	Payment of Liquidation Preference

(a)	Subject to the limitation in Section 4.1(b), upon the occurrence of a Liquidation Event or Change of Control Event the Series B Holders are entitled to receive the following amounts:

(i)	Preference on a Liquidation Event. Upon the occurrence of a Liquidation Event, after the distribution to or payment of all preferential amounts required to be paid to the holders of Series A Shares and any other series of Class A Preferred Shares (or funds necessary for such payments have been set aside in trust so as to be available for such payments), the Series B Holders are entitled to be paid out of the assets of the Corporation available for distribution to its shareholders (pari passu with the holders of any other series of Class B Preferred Shares), before any payment shall be made to the holders of Common Shares or any other class or series of shares ranking on liquidation, dissolution or winding-up of the Corporation junior to the Series B Shares (collectively, the “Junior Shares”), an amount per Series B Share equal to the Issue Price plus any declared but unpaid dividends payable to Series B Holders. If, upon such a Liquidation Event (and after the distribution to or payment of all preferential amounts required to be paid to the holders of Series A Shares and any other series of Class A Preferred Shares upon a Liquidation Event (or funds necessary for such payments have been set aside in trust so as to be available for such payments)), the assets of the Corporation available for distribution to the Corporation’s shareholders shall be insufficient to pay the Series B Holders the full amount to which they are entitled as set out above, the holders of Series B Shares and any other series of Class B Preferred Shares shall share rateably in any amount remaining available for distribution in proportion to the respective amounts which would otherwise have been payable on or in respect of the shares held by them if all amounts payable on or in respect of such shares were paid in full.

(ii)	Preference on a Change of Control Event. Upon the occurrence of a Change of Control Event, after the distribution to or payment of all preferential amounts required to be paid to the holders of Series A Shares and any other series of Class A Preferred Shares upon a Change of Control Event (or funds necessary for such payments have been set aside in trust so as to be available for such payments), the Series B Holders are entitled to receive an amount of cash, securities or other property per Series B Share, before any payment shall be made to the holders of Junior Shares, equal to the Issue Price plus any declared but unpaid dividends payable to Series B Holders. If upon the occurrence of a Change of Control Event (and after the distribution to or payment of all preferential amounts required to be paid to the holders of Series A Shares and any other series of Class A Preferred Shares upon a Change of Control Event (or funds necessary for such payments have been set aside in trust so as to be available for such payments)), the cash, securities or other property available for payment to the Corporation’s shareholders shall be insufficient to pay the Series B Holders the full amount to which they are entitled as set out above, the holders of Series B Shares and any class or series of shares ranking on parity with the Series B Shares shall share rateably in any such payment in proportion to the respective amounts which would otherwise have been payable on or in respect of the shares held by them if all amounts payable on or in respect of such shares were paid in full.

(iii)	Participation Amount. After the distribution to or payment of all preferential amounts required to be paid to the holders of Series A Shares, Series B Shares and any other series of Class A Preferred Shares or Class B Preferred Shares upon a Liquidation Event or upon a Change of Control Event (or funds necessary for such payments have been set aside in trust so as to be available for such payments), the remaining assets of the Corporation available for distribution, or cash, securities or other property available for payment to its shareholders, shall be distributed or paid, as the case may be, rateably (subject to the limitation in Section 4.1(b) and to the rights, if any, of holders of any other class or series of shares of the Corporation to participate in payments or distributions upon a Liquidation Event or Change of Control Event) among the holders of all issued and outstanding: (A) Class A Preferred Shares; (B) Class B Preferred Shares; and (C) Common Shares (with the holders of any series of Class A Preferred Shares and Class B Preferred Shares deemed to hold that number of shares equal to the number of Common Shares into which such series of Class A Preferred Shares or Class B Preferred Shares, as the case may be, are then convertible).

(b)	In the event that the applicable Liquidation Event or Change of Control Event occurs within the first two years after the Original Issuance Date, and the Series B Holders would otherwise be entitled to receive a preferential payment pursuant to Section 4.1(a)(i) or 4.1(a)(ii), if the amount per Series B Share that would be payable upon the occurrence of the Liquidation Event or Change of Control Event pursuant to Section 4.1(a)(iii) to the holders of all issued and outstanding Common Shares (assuming the conversion of all Class A Preferred Shares and Class B Preferred Shares in accordance with their terms immediately prior to the occurrence of the Liquidation Event or Change of Control Event, as the case may be) is:

(i)	equal to or greater than the sum of (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series B Share, then the Series B Holders shall not be entitled to receive payment of any preferential amounts pursuant to Section 4.1(a)(i) or 4.1(a)(ii), as the case may be, and shall only be entitled to receive the amount payable pursuant to Section 4.1(a)(iii); or

(ii)	less than the sum (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series B Share, then the maximum amount per Series B Share that the Series B Holders as such are entitled to receive pursuant to Section 4.1(a) shall be the sum of (A) two times the Issue Price, and (B) any declared but unpaid dividends per Series B Share.

(c)	In the event of any Liquidation Event or Change of Control Event:

(i)	the Corporation will not permit such Liquidation Event or Change of Control Event to occur unless the transaction (or series of transactions) provides for a payment (by dividend or other distribution by the Corporation or otherwise) to the Series B Holders in connection therewith of their full entitlements pursuant to Section 4.1(a) (subject to the limitation in Section 4.1(b)); or

(ii)	if the Corporation cannot prevent such Liquidation Event or Change of Control Event from occurring, the Corporation shall, subject to applicable laws, pay to the Series B Holders (by dividend or other distribution) the full amount of their entitlements pursuant to Section 4.1(a) (subject to the limitation in Section 4.1(b)) or, if the Corporation cannot legally pay such amount in full, the amount it is legally able to pay shall be paid and the balance shall increase at the rate of 15% per annum, compounded annually until such amount is paid, and the Corporation shall not pay any amounts or make any other distributions (other than any payment or distribution made pro rata according to the respective entitlements of the Series A Holders pursuant to section 4.1(c)(ii) of the Series A Share Terms and of the Series B Holders pursuant to this clause (ii)) in respect of any other class or series of its shares until such entitlements are fully paid.

(d)	The Corporation will not permit any transaction (or series of transactions) that would constitute, but for Section 1.1(i)(ii)(2), a “Change of Control Event”, to occur unless the transaction (or series of transactions) provides for a payment (by dividend or other distribution by the Corporation or otherwise) to the Series B Holders in connection therewith of the their full entitlements pursuant to Sections 4.1(a)(ii) and 4.1(a)(iii) (subject to the limitation in Section 4.1(b)).

4.2	Distribution Other than Cash

In the case of a Liquidation Event, the Series B Holders may in any event elect to receive any distribution or payment to which they are entitled in cash, if any. The value of the securities or other assets for this purpose is their Fair Market Value.

4.3	Notice

The Corporation shall provide notice in accordance with the provisions of Section 8.2 to each Series B Holder, at the earliest practicable time, of the date on which a proposed or reasonably anticipated Liquidation Event or Change of Control Event shall take place. Such notice shall also specify the estimated payment date, the amount to which the Series B Holders would be entitled and the place where such payments are to be made.

ARTICLE 5

CONVERSION

5.1	Optional Conversion Rights

Each Series B Share is convertible, at any time and from time to time at the option of the Series B Holder and without payment of additional consideration, into Common Shares.

5.2	Automatic Conversion

The Series B Shares automatically convert into Common Shares:

(a)	immediately prior to, and conditional upon, the closing of a Qualified IPO; or

(b)	with the affirmative vote or written consent of the Series B Majority Holders.

5.3	Conversion Rate

The number of Common Shares into which each Series B Share is convertible is equal to the quotient obtained by dividing the Issue Price (plus any declared but unpaid dividends) by the Conversion Value, as adjusted from time to time in accordance with Article 6.

5.4	Additional Common Shares on Conversion

In the event of any conversion after two years from the Original Issuance Date, in addition to the number of Common Shares otherwise issuable to a Series B Holder upon a conversion of Series B Shares, each Series B Holder shall also be entitled, in respect of each Series B Share so converted, to receive an additional number of Common Shares as is equal to the Issue Price divided by the Fair Market Value of a Common Share as of the date that the conversion is deemed to be effected in accordance with Section 5.6.

5.5	Additional Common Shares on Conversion in a Non-Qualified IPO

In the event of:

(a)	an optional conversion pursuant to Section 5.1 in connection with a Non-Qualified IPO; or

(b)	an automatic conversion pursuant to Section 5.2(b) in connection with a Non-Qualified IPO,

that occurs within the first two years after the Original Issuance Date, in addition to the number of Common Shares otherwise issuable to a Series B Holder upon a conversion of Series B Shares, each Series B Holder shall also be entitled in respect of each Series B Share so converted, to receive that number of additional Common Shares, if any, as is determined in accordance with the following formula:

X – Y
Z

Where:

X =	two times the Issue Price

Y =	the greater of: (i) the Issue Price; and (ii) the Offering Price

Z =	the Offering Price

For the purposes of this Section 5.5, “Offering Price” means the per share issue price of the Common Shares issued in connection with the Non-Qualified IPO.

For the purposes of this Section 5.5 and Section 5.6(d), a conversion of Series B Shares into Common Shares shall be deemed to be effected “in connection with a Non-Qualified IPO” if (i) in the case of an optional conversion pursuant to Section 5.1, such conversion was completed at the written request of the Corporation in order to facilitate the Non-Qualified IPO, or (ii) in the case of an automatic conversion pursuant to Section 5.2(b), the Series B Majority Holders voting to approve or consenting to the automatic conversion agreed to convert their Series B Shares at the written request of the Corporation in order to facilitate the Non-Qualified IPO; provided that, the Corporation shall not make such a written request to the Series B Holders unless the Corporation concurrently makes a written request to the Series A Holders pursuant to the Series A Share Terms.

5.6	Effective Date and Time of Conversion

Conversion is deemed to be effected:

(a)	subject to Section 5.6(d), in the case of an optional conversion pursuant to Section 5.1, immediately prior to the close of business on the Conversion Date;

(b)	in the case of automatic conversion pursuant to Section 5.2(a), immediately prior to the closing of the Qualified IPO;

(c)	subject to Section 5.6(d), in the case of automatic conversion pursuant to Section 5.2(b), at the time and on the date specified by the Series B Majority Holders;

(d)	in the case of an optional conversion or an automatic conversion “in connection with a Non-Qualified IPO”, as contemplated in Section 5.5, immediately prior to the closing of the Non-Qualified IPO; and

(e)	notwithstanding any delay in the delivery of certificates representing the Common Shares into which the Series B Shares have been converted.

5.7	Effect of Conversion

Upon the conversion of the Series B Shares:

(a)	the rights of a Series B Holder as a holder of the converted Series B Shares cease; and

(b)	each person in whose name any certificate for Common Shares is issuable upon such conversion is deemed to have become the holder of record of such Common Shares.

5.8	Mechanics of Optional Conversion

(a)	To exercise optional conversion rights under Section 5.1, a Series B Holder must:

(i)	give written notice to the Corporation at its principal office or the office of any transfer agent for the Common Shares:

(A)	stating that the Series B Holder elects to convert such shares; and

(B)	providing the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon such conversion are to be issued;

(ii)	surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office or the office of any transfer agent for the Common Shares; and

(iii)	where the Common Shares are to be registered in the name of a person other than the Series B Holder, provide evidence to the Corporation of proper assignment and transfer of the surrendered certificates to the Corporation, including evidence of compliance with applicable Canadian and United States securities laws and any applicable shareholders agreement.

(b)	As soon as reasonably practicable, but in any event within 10 days after the Conversion Date, the Corporation will issue and deliver to the Series B Holder a certificate or certificates in such denominations as such Series B Holder requests for the number of full Common Shares issuable upon the conversion of such Series B Shares, together with cash in respect of any fractional Common Shares issuable upon such conversion.

5.9	Mechanics of Automatic Conversion

(a)	Upon the automatic conversion of any Series B Shares into Common Shares, each Series B Holder must surrender the certificate or certificates formerly representing that Series B Holder’s Series B Shares at the principal office of the Corporation or the office of any transfer agent for the Common Shares.

(b)	Upon receipt by the Corporation of the certificate or certificates, the Corporation will issue and deliver to such Series B Holder, promptly at the office and in the name shown on the surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which such Series B Shares are converted, together with cash in respect of any fractional Common Shares issuable upon such conversion.

(c)	The Corporation is not required to issue certificates evidencing the Common Shares issuable upon conversion until certificates formerly evidencing the converted Series B Shares are either delivered to the Corporation or its transfer agent, or the Series B Holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed, and executes and delivers an agreement to indemnify the Corporation from any loss incurred by the Corporation in connection with the loss, theft or destruction.

(d)

If the Board of Directors expects, acting reasonably, that the Series B Shares will automatically convert, the Corporation will, at least 20 days before the date it reasonably believes will be the date of the automatic conversion, send by prepaid priority overnight courier or deliver to each person who at the date of mailing or delivery is a registered Series B Holder, a notice in writing of the intention of the Corporation to automatically convert such shares. That notice shall be sent or delivered to each Series B Holder at the last address of that Series B Holder as it appears on the securities register of the Corporation, or in the event the address of any such Series B Holder does not so appear, then to the last address of that Series B Holder known to the Corporation. Accidental failure or omission to give that notice to one or more Series B Holder(s) will not affect the validity of such conversion, but if that failure or omission is discovered, notice shall be given promptly to any Series B Holder that was not given notice. That notice will have the same force and effect as if given in due time. The notice will set out the basis under Section 5.2 for such automatic conversion, the number of Series B Shares held by the person to whom it is addressed which are to be converted (if known), the number of Common Shares into which those Series B Shares will be converted (including any Additional Common Shares), the expected date of closing of the Qualified IPO, if applicable, and the place or places in Canada at which Series B Holders may present and surrender the certificate or certificates representing its Series B Shares for conversion.

5.10	Fractional Shares

No fractional Common Shares will be issued upon conversion of Series B Shares. Instead of any fractional Common Shares that would otherwise be issuable upon conversion of Series B Shares, the Corporation will pay to the Series B Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the value per Common Share (as determined in good faith by the Board of Directors) on the effective date of the conversion. For greater certainty, all of a Series B Holder’s Series B Shares will be aggregated for purposes of calculating any fractional Common Share resulting from a conversion.

5.11	Partial Conversion

If some but not all of the Series B Shares represented by a certificate or certificates surrendered by a Series B Holder are converted, the Corporation will execute and deliver to or on the order of the Series B Holder, at the expense of the Corporation, a new certificate representing the number of Series B Shares that were not converted.

ARTICLE 6

CONVERSION VALUE

6.1	Initial Conversion Value

The initial Conversion Value is equal to the Issue Price and remains in effect until the Conversion Value is adjusted in accordance with the provisions of this Article 6.

6.2	Adjustments for Dilution

If, following the Original Issuance Date, the Corporation issues any additional Common Shares or Derivative Securities (other than Excluded Issuances or in connection with an event to which Section 6.5, 6.6 or 6.7 applies) for Consideration Per Share that is less than the Conversion Value in effect immediately prior to such issuance, then the Conversion Value in effect immediately prior to such issuance shall be adjusted so that, upon such issuance, the Conversion Value shall be reduced to an amount equal to the Consideration Per Share of such additional Common Shares or Derivative Securities.

6.3	Additional Provisions Regarding Dilution

For purposes of Section 6.2:

(a)	if a part or all of the consideration received by the Corporation in connection with the issuance of additional Common Shares or Derivative Securities consists of property other than cash, such consideration is deemed to have a value equal to its Fair Market Value;

(b)	no adjustment of the Conversion Value is to be made upon the issuance of any Derivative Securities or additional Common Shares that are issued upon the exercise, conversion or exchange of any Derivative Securities;

(c)	any adjustment of the Conversion Value is to be disregarded if, and to the extent that, all of the Derivative Securities that gave rise to such adjustment expire or are cancelled without having been exercised or converted, so that the Conversion Value effective immediately upon such cancellation or expiration is equal to the Conversion Value that otherwise would have been in effect immediately prior to the time of the issuance of the expired or cancelled Derivative Securities, with any additional adjustments as subsequently would have been made to that Conversion Value had the expired or cancelled Derivative Securities not been issued;

(d)	if the terms of any Derivative Securities previously issued by the Corporation are changed (whether by their terms or for any other reason) so as to raise or lower the Consideration Per Share payable with respect to such Derivative Securities (whether or not the issuance of such Derivative Securities originally gave rise to an adjustment of the Conversion Value), the Conversion Value is adjusted as of the date of such change;

(e)	the Consideration Per Share received by the Corporation in respect of Derivative Securities is determined in each instance as follows:

(i)	the Consideration Per Share is determined as of the date of issuance of Derivative Securities without giving effect to any possible future price adjustments or rate adjustments that might be applicable with respect to such Derivative Securities and that are contingent upon future events; and

(ii)	in the case of an adjustment to the Conversion Value to be made as a result of a change in terms of any Derivative Securities, the Consideration Per Share for purposes of calculating the adjustment to the Conversion Value is determined as of the date of such change and, for greater certainty, not as of the date of the issuance of the Derivative Securities; and

(f)	notwithstanding any other provisions contained in these Series B Share provisions, but except as provided in
Sections 6.3(d) or 6.5, no adjustment to the Conversion Value is to be made in respect of the issuance of additional Common Shares or Derivative Securities in any case in which such adjustment would otherwise result in the Conversion Value being greater than the Conversion Value in effect immediately prior to the issuance of such additional Common Shares or Derivative Securities.

6.4	Excluded Transactions

Notwithstanding Section 6.2, no adjustment to the Conversion Value is to be made in connection with the following issuances (“Excluded Issuances”):

(a)	any Series A Shares issued on or after the Original Issuance Date;

(b)	any Common Shares issued or issuable upon conversion of the Series A Shares or Series B Shares; provided that, any such conversion is effected in accordance with the terms of such shares (including provisions for adjustment) as such terms exist on the Original Issuance Date;

(c)	any Additional Common Shares;

(d)	any Common Shares issued to the Series A Holders in accordance with the Series A Share Terms;

(e)	any Common Shares issued or issuable upon exercise of any warrants granted to the Series A Holders in connection with such Series A Holders’ subscription for Series A Shares;

(f)	any Common Shares issued pursuant to the Common Share Offering;

(g)	any option to purchase Common Shares or other Derivative Securities granted under any stock option plan, stock purchase plan or other stock compensation program of the Corporation approved by the Board of Directors and/or Common Shares or other Derivative Securities allotted for issuance, issued or issuable pursuant to any such plan or arrangement, or the issuance of any Common Shares upon the exercise of any such options or other Derivative Securities;

(h)	any equity securities issued pursuant to a Qualified IPO or a Non-Qualified IPO;

(i)	any warrants to acquire Common Shares issued to TPC or any permitted assignee of TPC pursuant to obligations of the Corporation to issue such warrants (as such obligations exist on or before the Original Issuance Date or as such obligations may be amended with the approval of the Board of Directors after the Original Issuance Date), and any issuance of Common Shares pursuant to the exercise of such warrants;

(j)	any Common Shares or Derivative Securities issued as compensation to any agent, broker, sub-agent or sub-broker with respect to the transactions entered into by the Corporation with Series A Holders and certain other shareholders of the Corporation, and any Common Shares or Derivative Securities issuable upon exercise thereof;

(k)	except as contemplated in Section 6.5, any equity securities issued in respect of subdivisions, stock dividends or capital reorganizations affecting the share capital of the Corporation;

(l)	any equity securities issued to bona fide consultants or professional advisors of the Corporation as part of the consideration for services received by the Corporation from such consultants or professional advisors;

(m)	any Common Shares or Derivative Securities issued in connection with an acquisition of assets or a business; provided that (i) the cost of such acquisition is less than $10,000,000, (ii) any such transaction is approved by the Board of Directors, and (iii) the maximum aggregate number of Common Shares (including Common Shares issuable on the conversion or exercise of Derivative Securities) that may be issued pursuant to all transactions contemplated by this clause (m) shall not exceed 5% of the aggregate number of Common Shares issued and outstanding on the Original Issuance Date (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), all calculated on an as-if-converted to Common Shares basis; and

(n)	any Common Shares or Derivative Securities issued to or in connection with any of the following (i) licensors of technology to the Corporation, (ii) lending or leasing institutions in connection with obtaining debt financing, or (iii) any other technology licensing, equipment leasing or other non-equity interim financing transaction; provided that: (A) any such transaction or transactions are approved by the Board of Directors; and (B) the maximum aggregate number of Common Shares (including Common Shares issuable on the conversion or exercise of Derivative Securities) that may be issued pursuant to all transactions contemplated by this clause (n) shall not exceed 5% of the aggregate number of Common Shares issued and outstanding on the Original Issuance Date (subject to appropriate adjustments for stock dividends, stock splits, stock consolidations, capital reorganizations and the like occurring after the Original Issuance Date), all calculated on an as-if-converted to Common Shares basis.

6.5	Adjustments for Stock Splits

After the Original Issuance Date, the Conversion Value shall be adjusted on the record date in respect of each Stock Split, such that the Conversion Value is equal to the product obtained by multiplying the Conversion Value immediately before the Stock Split by a fraction:

(a)	the numerator of which is the number of Common Shares issued and outstanding immediately before the Stock Split; and

(b)	the denominator of which is the number of Common Shares issued and outstanding immediately after the Stock Split.

6.6	Adjustments for Capital Reorganizations

If, following the Original Issuance Date, the Common Shares are changed into the same or a different number of shares of any other class or series, whether by capital reorganization, reclassification or otherwise, the Corporation will provide each Series B Holder with the right to convert each Series B Share into the kind and amount of shares, other securities and property receivable upon such change that a holder of a number of Common Shares equal to the number of Common Shares into which such Series B Share was convertible immediately prior to the change would be entitled to receive upon such change (subject to any necessary further adjustments after the date of such change).

6.7	Other Distributions

In the event the Corporation declares a distribution payable in securities (other than securities of the Corporation), evidences of indebtedness issued by the Corporation or other persons or assets (excluding cash dividends paid in the ordinary course of business) then, in each such case for the purpose of this Section 6.7, Series B Holders shall be entitled upon conversion of their Series B Shares to a proportionate share of any such distribution as though they were the holders of the number of Common Shares into which their Series B Shares were convertible as of the record date fixed for the determination of the holders of Common Shares of the Corporation entitled to receive such distribution.

6.8	No Impairment

The Corporation will not, by amendment of its articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Article 6, but will at all times in good faith assist in the carrying out of all the provisions of Article 5 and 6 and in the taking of any action necessary or appropriate in order to protect the conversion rights of the Series B Holders against impairment.

6.9	Reservation of Common Shares

The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of Series B Shares, such number of Common Shares as from time to time is sufficient to effect the conversion of all outstanding Series B Shares, and if at any time the number of authorized but unissued Common Shares is not sufficient to effect the conversion of all of the then outstanding Series B Shares, then the Corporation will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as is sufficient for such purpose.

6.10	Disputes

If a dispute shall at any time arise with respect to adjustments in the Conversion Value, such dispute shall be conclusively determined by the Corporation’s auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Board of Directors and any such determination shall be binding upon the Corporation, the Series B Holders and all other shareholders of the Corporation. Such auditors or accountants shall be provided access to all necessary records of the Corporation. If any such determination is made, the Corporation shall deliver a certificate to the Series B Holders and Series A Holders describing such determination.

6.11	Certificate as to Adjustments

In each case of an adjustment or readjustment of the Conversion Value, the Corporation will promptly furnish each Series B Holder and Series A Holder with a certificate, prepared by the Corporation’s accountants, showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

6.12	Further Adjustment Provisions

If, at any time as a result of an adjustment made pursuant to Section 6.6, a Series B Holder becomes entitled to receive any shares or other securities of the Corporation other than Common Shares upon surrendering Series B Shares for conversion, the Conversion Value in respect of such other shares or securities (if such other shares or securities are by their terms convertible securities) will be adjusted after that time, and will be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Series B Shares contained in this Article 6, and the remaining provisions of these Series B Share provisions will apply mutatis mutandis to any such other shares or securities.

6.13	Waiver of Adjustments

Notwithstanding any other provisions of this Article 6, with the written consent of the Corporation, the Series B Majority Holders shall be entitled, on behalf of all Series B Holders, to waive any entitlement to an adjustment to the Conversion Value under this Article 6. Any such waiver by the Series B Majority Holders must be in writing and shall only be effective as to the particular adjustment being waived. In such event, notice of such waiver shall be sent to all Series B Holders and Series A Holders in accordance with Section 8.2.

ARTICLE 7

REDEMPTION

7.1	Redemption Following the Redemption Trigger Date

(a)	On or after the Redemption Trigger Date, the Series B Majority Holders shall have the right to request the Corporation to redeem all of the Series B Shares. Upon receipt of such a request, in writing, the Corporation will:

(i)	deliver to each Series B Holder and Series A Holder within 30 days following the date the written request is received by the Corporation a notice specifying the total funds legally available to the Corporation for redemption of all of the Series B Shares and Series A Shares outstanding at that time (the “Available Funds”); and

(ii)	within 90 days, but not before the expiry of 30 days, following the date the written request is received by the Corporation redeem from the Series B Holders, subject to Section 7.2, all the Series B Shares (and concurrently therewith redeem from the Series A Holders all the Series A Shares in the event that the redemption rights of the Series A Shares have been exercised in accordance with the Series A Share Terms) to the extent the Corporation has Available Funds, by paying to the Series B Holders, in accordance with Section 7.1(b), an amount (the “Series B Redemption Amount”) equal to the sum of:

(A)	the number of Series B Shares outstanding multiplied by the sum of (x) the Issue Price and (y) the per share amount of any declared but unpaid dividends on the Series B Shares (such amount being the “Series B Preference Redemption Amount”); and

(B)	the then-current Fair Market Value of the Common Shares (other than Additional Common Shares) into which the Series B Shares are then convertible (such amount being the “Series B Participation Redemption Amount”).

(b)	Subject to Section 7.2, each Series B Holder shall be paid that portion of the Series B Redemption Amount equal to the Series B Redemption Amount Per Share multiplied by the number of Series B Shares held by the holder.

7.2	Insufficient Funds and Priorities

(a)	If the Available Funds are insufficient to pay in full (i) in the event that the redemption rights of the Series A Shares have been exercised in accordance with the Series A Share Terms, the Series A Redemption Amount with respect to the total number of Series A Shares outstanding, and (ii) the Series B Redemption Amount with respect to the total number of Series B Shares outstanding, then those funds that are legally available for the redemption of the Series A Shares in accordance with the Series A Share Terms and the Series B Shares in accordance with Section 7.1 will be used to redeem the maximum possible number of whole shares in accordance with the following priorities:

(i)	If the Available Funds are insufficient to pay in full the Series A Preference Redemption Amount, those funds will be used to redeem the maximum possible number of whole shares rateably among the Series A Holders, and in such case, the number of Series A Shares to be redeemed shall be the number obtained by dividing (x) the Available Funds, by (y) the Series A Redemption Amount Per Share.

(ii)	If the Available Funds are sufficient to pay in full the Series A Preference Redemption Amount, but are insufficient to pay in full the Aggregate Preference Redemption Amount, those funds will be used to redeem:

(A)	that proportion of the total number of Series A Shares determined by dividing (x) the Series A Preference Redemption Amount, by (y) the Series A Redemption Amount Per Share; and

(B)	the maximum possible number of whole shares rateably among the Series B Holders, and in such case, the number of Series B Shares to be redeemed shall be the number obtained by dividing (x) the Available Funds minus the Series A Preference Redemption Amount, by (y) the Series B Redemption Amount Per Share.

(iii)	If the Available Funds are sufficient to pay in full the Aggregate Preference Redemption Amount, but are insufficient to pay in full the Aggregate Preference Redemption Amount plus the Series A Participation Redemption Amount and Series B Participation Redemption Amount, those funds will be used to redeem:

(A)	that proportion of the total number of Series A Shares determined by dividing (x) the Series A Preference Redemption Amount, by (y) the Series A Redemption Amount Per Share;

(B)	that proportion of the total number of Series B Shares determined by dividing (x) the Series B Preference Redemption Amount, by (y) the Series B Redemption Amount Per Share; and

(C)	the maximum possible number of whole shares rateably among the Series A Holders and Series B Holders, and in such case,

(1)	the number of Series A Shares to be redeemed shall be determined in accordance with the following formula:

A x B
C

(2)	the number of Series B Shares to be redeemed shall be determined in accordance with the following formula:

A x D
E

Where:

A	= the Available Funds minus the Aggregate Preference Redemption Amount

B	= the Series A Participation Redemption Amount divided by the Aggregate Participation Redemption Amount

C	= the Series A Redemption Amount Per Share

D	= the Series B Participation Redemption Amount divided by the Aggregate Participation Redemption Amount

E	= the Series B Redemption Amount Per Share

(b)	Any Series A Shares not redeemed remain outstanding and remain entitled to all rights and preferences otherwise provided in the Series A Share Terms. Any Series B Shares not redeemed in accordance with Section 7.2(a) remain outstanding and remain entitled to all rights and preferences otherwise provided in these Series B Share provisions. As and when funds legally available for redemption of Series A Shares and Series B Shares subsequently become available, those funds will be used to redeem the maximum possible number of whole shares rateably among the Series A Holders and Series B Holders in accordance with clause (i), (ii) and (iii) of Section 7.2(a) above and the Series A Share Terms. The Corporation shall not pay any amounts or make any other distributions in respect of any other class or series of its shares until all Series B Shares and Series A Shares are redeemed as provided above, and all redemption payments required to be made in accordance with this Section 7.2 are fully paid to the Series B Holders and Series A Holders respectively.

7.3	Redemption Upon a Partial Sale Event

(a)	In connection with a proposed transaction that would result in a Partial Sale Event, the Series B Majority Holders shall have the right, prior to the completion of the proposed transaction, to request, in writing, the Corporation to redeem all of the Series B Shares. Upon receipt of such a request (a “Series B Redemption Request”) the Corporation will:

(i)	deliver to each Series B Holder and each Series A Holder within 20 days (or such shorter or longer period as the Corporation, the Series B Majority Holders and the Series A Majority Holders may agree in writing) (the “Redemption Notice Period”) following the date the Series B Redemption Request is received by the Corporation a copy of such Series B Redemption Request and a notice specifying whether the Corporation has sufficient funds legally available to the Corporation for the redemption of all of the Series B Shares and (in the event that the Corporation also receives a Series A Redemption Request prior to the expiry of 30 days following the Redemption Notice Period) all of the Series A Shares outstanding; and

(ii)	redeem, conditional upon and contemporaneously with the completion of the transaction resulting in the Partial Sale Event, from the Series B Holders all the Series B Shares (and concurrently therewith redeem from the Series A Holders all the Series A Shares in the event that the Corporation also received a Series A Redemption Request within the period specified in clause (i) above) provided the Corporation has funds legally available for such redemption, by paying to the Series B Holders, in accordance with Section 7.3(b), the Series B Redemption Amount.

(b)	Subject to Section 7.4, each Series B Holder shall be paid that portion of the Series B Redemption Amount equal to the Series B Redemption Amount Per Share multiplied by the number of Series B Shares held by the holder.

7.4	Insufficient Funds

If in connection with the exercise of the redemption rights pursuant to a Series B Redemption Request the total funds legally available to the Corporation are insufficient to pay in full (i) the Series B Redemption Amount with respect to the total number of Series B Shares outstanding, and (ii) in the event that the Corporation also received a Series A Redemption Request pursuant to the Series A Share Terms, the Series A Redemption Amount with respect to the total number of Series A Shares outstanding, then:

(a)	the Corporation shall not redeem any of the Series B Shares pursuant to the Series B Redemption Request or any of the Series A Shares pursuant to the Series A Redemption Request; and

(b)	the Corporation will not permit the proposed transaction that would otherwise result in a Partial Sale Event to occur unless Series B Majority Holders and Series A Majority Holders direct, in writing, the Corporation to permit such a transaction.

7.5	Surrender of Certificates

If a redemption of Series B Shares pursuant to this Article 7 will occur, each Series B Holder shall surrender to the Corporation the certificates representing the Series B Shares to be redeemed by the Corporation in accordance with this Article 7, in the manner and at the place designated by the Corporation, and thereupon all redemption amounts to be paid for such shares shall be payable to the order of the Person whose name appears on such certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. If, in the case of the exercise of redemption rights in accordance with Sections 7.1 and 7.2, less than all of the Series B Shares represented by such certificates are redeemed, then the Corporation shall promptly issue new certificates representing the shares not redeemed.

ARTICLE 8

MISCELLANEOUS

8.1	Notices of Record Dates

If:

(a)	the Corporation establishes a record date to determine the Series B Holders who are entitled to receive any dividend or other distribution; or

(b)	there occurs any Stock Split or other capital reorganization of the Corporation, any reclassification of the capital of the Corporation, any Change of Control Event, or any Liquidation Event,

the Corporation will deliver to each Series B Holder, at least 20 days prior to such record date or the proposed effective date of the relevant transaction, a notice specifying:

(i)	the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution;

(ii)	the date on which any such reorganization, reclassification, Change of Control Event or Liquidation Event is expected to become effective; and

(iii)	the time, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) are entitled to exchange their Common Shares (or other securities) for cash, securities or other property deliverable upon such reorganization, reclassification, Change of Control Event or Liquidation Event.

8.2	Notices

All notices, requests, payments, instructions or other documents to be given hereunder must be in writing or given by written telecommunication, and will be deemed to have been duly given if:

(a)	delivered personally (effective upon delivery);

(b)	mailed by certified mail, return receipt requested, postage prepaid (effective five Business Days after dispatch) if the recipient is located in the United States or Canada;

(c)	sent by a reputable, established courier service that guarantees next Business Day delivery (effective the next Business Day) if the recipient is located in the United States or Canada;

(d)	sent by air mail or by commercial express overseas air courier, with receipt acknowledged in writing by the recipient (effective upon the date of such acknowledgement) if the recipient is located outside the United States or Canada;

(e)	sent by fax confirmed within 24 hours through one of the foregoing methods (effective upon receipt of the fax in complete readable form); and

addressed as follows (or to such other address as the recipient party furnishes by notice to the sending party for these purposes): (i) if to any Series B Holder or Series A Holder, to the last address of that Series B Holder or Series A Holder as it appears on the securities register of the Corporation, or in the event the address of any such Series B Holder or Series A Holder does not so appear, then to the last address of that Series B Holder or Series A Holder known to the Corporation; and (ii) if to the Corporation, to the address of its principal office.

8.3	Negative Covenants

So long as any Series B Shares are outstanding, the Corporation will not, without the prior written approval of one or more Series B Holders of record who hold collectively more than 80% of the then outstanding Series B Shares:

(a)	designate any further series of Class A Preferred Shares or Class B Preferred Shares;

(b)	issue more than 30,000,000 Series A Shares (other than additional Series A Shares issuable in respect of any stock dividends declared by the Corporation);

(c)	issue more than 68,000,000 Series B Shares (other than additional Series B Shares issuable in respect of any stock dividends declared by the Corporation); or

(d)	amend the articles of the Corporation to add, change or remove any rights, privileges, restrictions or conditions attached to the Series A Shares or the Series B Shares or otherwise change the Series A Shares or Series B Shares.

8.4	Currency

All references to dollar amounts in these Series B Share provisions are to the lawful currency of Canada.

8.5	Transfer Agents

The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series B Shares or any other class of shares of the Corporation. Upon any such appointment, discharge or change of a transfer agent, the Corporation will send a written notice of such appointment, discharge or change to each Series B Holder.

8.6	Transfer Taxes

The Corporation will pay all share transfer taxes, documentary stamp taxes and the like that may be properly payable by the Corporation in respect of any issuance or delivery of Series B Shares or Common Shares or other securities issued in respect of Series B Shares in accordance with these Series B Share provisions or certificates representing such shares or securities. The Corporation is not required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of Series B Shares or Common Shares or other securities in a name other than that in which such shares were registered, or in respect of any payment to any person other than the registered Series B Holder of the shares with respect to any such shares, and is not required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

EXHIBIT “1” to

SERIES B SHARE PROVISIONS

DETERMINATION OF FAIR MARKET VALUE

The “Fair Market Value” of Common Shares will be determined in accordance with the following procedures:

(a)	The Board of Directors, the Series B Majority Holders and the Series A Majority Holders will in good faith attempt to agree upon the Fair Market Value of the Common Shares that are the subject of the proposed determination under this Exhibit “1”.

(b)	Fair Market Value of such Common Shares will in all cases (i) be calculated on the assumption of an arm’s length sale at open market value on a “going concern basis” with no minority discount applied, and (ii) take into account any conversion rights, liquidation preferences and any other entitlements attached to any other securities of the Corporation.

(c)	If the Fair Market Value has not been agreed upon between the Corporation, the Series B Majority Holders and the Series A Majority Holders within 10 Business Days after commencing their good faith attempt to agree upon the Fair Market Value under clause (a) above, then within five Business Days after the end of such 10 Business Day period, the Corporation, the Series B Majority Holders and the Series A Majority Holders shall jointly appoint a U.S. or Canadian nationally recognized independent investment banking or business valuation firm (the “Valuator”) to determine the Fair Market Value of such shares which are subject of the proposed determination under this Exhibit “1”. If the Corporation, the Series B Majority Holders and the Series A Majority Holders cannot agree on a Valuator within such five Business Day period, any of the Corporation, the Series B Majority Holders or the Series A Majority Holders may thereafter apply to a court of competent jurisdiction to have the court appoint such Valuator meeting the foregoing criteria to determine the Fair Market Value of the subject shares. The determination by the Valuator shall be final and binding on the Corporation, the Series B Holders and the Series A Holders, absent manifest error.

(d)	The Corporation shall be responsible for all costs incurred in connection with the independent valuation performed by the Valuator (including the costs of any court proceeding to appoint the Valuator, if applicable).

(e)	The Valuator shall be instructed to deliver its determination of Fair Market Value as at the applicable valuation date, as soon as practicable following its appointment and in any event within 30 Business Days thereafter.

(f)	In the event that the Valuator provides a range of fair market values, the middle of such range shall be utilized for purposes of determining the Fair Market Value of the subject shares.

(g)	The Corporation shall immediately provide to the Valuator such information, including confidential information, and allow such firm to conduct “due diligence” and make such investigations and inquiries with respect to the affairs of the Corporation and its subsidiaries as may be required by such Valuator in order to fulfill its mandate, provided that such firm executes a confidentiality agreement in favour of the Corporation containing standard terms and conditions.

PREFERRED SHARES, ISSUABLE IN SERIES

1.	Directors’ Authority to Issue One or More Series

The directors of the Corporation may, at any time and from time to time, issue the Preferred Shares in one or more series.

2.	Terms of Each Series

Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Canada Business Corporations Act, before the first shares of a particular series are issued, the directors of the Corporation shall fix the number of shares in such series and shall determine, subject to any limitations set out in the articles of the Corporation, the designation, rights, privileges, restrictions and conditions attaching to the shares of such series including, without limiting the generality of the foregoing, any right to receive dividends (which may be cumulative, non-cumulative or partially cumulative and variable or fixed), the rate or rates, amount or method or methods of calculation of preferential dividends and whether such rate or rates, amount or method or methods of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the rights of redemption (if any) and the redemption price and other terms and conditions of redemption, the rights of retraction (if any) and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be provided to such holders in the future, the voting rights (if any) and the conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the first shares of a particular series are issued, the directors of the Corporation may change the rights, privileges, restrictions and conditions attaching to such unissued shares.

3.	First Shares of Each Series

Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Canada Business Corporations Act) articles of amendment containing a description of such series including the designations, rights, privileges, restrictions and conditions determined by the directors.

4.	Ranking of Each Series of Preferred Shares

No rights, privileges, restrictions or conditions attaching to a series of Preferred Shares shall confer upon a series a priority over any other series of Preferred Shares in respect of redemption, the payment of dividends, the return of capital or the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

The Preferred Shares of each series shall rank on parity with the Preferred Shares of every other series with respect to priority in redemption, the payment of dividends, the return of capital and in the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

5.	Priority

The Preferred Shares shall be entitled to priority as hereinafter provided over the common shares and any other shares of any other class of the Corporation ranking junior to the Preferred Shares with respect to the return of capital, the distribution of assets and the payment of declared but unpaid dividends in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Preferred Shares shall be entitled to priority over the common shares and any other shares of any other class of the Corporation ranking junior to the Preferred Shares with respect to priority in the payment of any dividends.

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Preferred Shares of any series shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation as may be required by law:

(a)	to receive in respect of the shares of such series, prior to any distribution to the holders of common shares, the amount, if any, provided for in the rights, privileges, restrictions and conditions attached to the shares of such series; and

(b)	if and to the extent provided in the rights, privileges, restrictions and conditions attached to the shares of such series, to share in the remaining assets of the Corporation (subject to the rights, if any, of holders of any other class or series of shares of the Corporation to first receive payment of amounts in such event, if and to the extent provided in the rights, privileges, restrictions and conditions attached to any such shares).

6.	Other Preferences

The Preferred Shares of any series may also be given such other preferences, not inconsistent with the articles of the Corporation over the common shares and any other shares of the Corporation ranking junior to the Preferred Shares as may be determined in the case of such series of Preferred Shares in accordance with paragraph 2 hereof.

7.	Conversion Right

The Preferred Shares of any series may be made convertible into or exchangeable for common shares of the Corporation.

8.	Redemption Right

The Preferred Shares of any series may be made redeemable, in such circumstances, at such price and upon such other terms and conditions, and with such priority, as may be provided in the rights, privileges, restrictions and conditions attached to the shares of such series.

9.	Dividend Rights

The Corporation may at any time and from time to time declare and pay a dividend on the Preferred Shares of any series without declaring or paying any dividend on the common shares or any other shares of any other class of the Corporation ranking junior to the Preferred Shares.

The rights, privileges, restrictions and conditions attached to the Preferred Shares of any series may include the right to receive a dividend concurrently with any dividend declared on any other class or series of shares of the Corporation, to be calculated in the manner set forth in the rights, privileges, restrictions and conditions attached to the shares of such series of Preferred Shares.

10.	Voting Rights

Except as may be otherwise provided in the articles of the Corporation or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred Shares, the holders of Preferred Shares as a class shall not be entitled as such to receive notice of, nor to attend or vote at any meeting of the shareholders of the Corporation.

11.	Variation of Rights

The rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class may be added to, amended or removed at any time with such approval as may then be required by law to be given by the holders of the Preferred Shares as a class.

SCHEDULE II

7.	Other provisions, if any

(a)	The directors may appoint from time to time one or more additional directors in accordance with the Canada Business Corporations Act with such fixed number of directors from time to time authorized by the directors of the Corporation.

Industry Canada Industrie Canada

Canada Business Corporations Act (CBCA)
FORM 2
INITIAL REGISTERED OFFICE ADDRESS AND FIRST BOARD OF DIRECTORS
(Sections 19 and 106)

To be filed with Articles of Incorporation, Amalgamation or Continuance

1 - Corporate name

MITEL NETWORKS CORPORATION
CORPORATION MITEL NETWORKS

2 - Address of registered office *(must be a street address, a P.O. Box is not acceptable)*

Number and street name: 350 Legget Drive

City: Kanata Province / Territory: Ontario Postal Code: K2K 2W7

3 - Additional address

Care of:

Number and street name

City: Province / Territory: Postal Code:

4 - Members of the board of directors

FIRST AND LAST NAME	ADDRESS (must be a street address, a P.O. Box is not acceptable)	CANADIAN RESIDENT (Yes/No)
See Attached Schedule A		

5 - Declaration

I hereby certify that I am an incorporator of the new corporation, or that I am a director or an authorized officer of the corporation continuing into or amalgamating under the CBCA.

Signature:

Print name: Gregory J. Hiscock *Telephone number:* 613-592-2122

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

E Mail
JAN 31 2014
13:03

IC 2904E (2013/07) Page 1 of 2

Canada

SCHEDULE A

FORM 2 – INITIAL REGISTERED OFFICE ADDRESS AND FIRST BOARD OF DIRECTORS

MITEL NETWORKS CORPORATION

CORPORATION MITEL NETWORKS

4.	Members of the board of directors

First and Last Name	Address	Canadian resident (Yes/No)

Sir Terence H. Matthews	3 Oakeswood Lane Kanata ON K2K 2B3	Yes

Peter Charbonneau	1301 Agincourt Road Ottawa ON K2C 2J3	Yes

Richard McBee	6314 Lavendale Avenue Dallas TX 75230 U.S.A.	No

Benjamin Ball	1425 Edgewood Drive Palo Alto CA 94301	No

Andrew Kowal	75 Monterey Drive Tiburon CA 94920 U.S.A.	No

John McHugh	8055 Santini Lane Newcastle CA 95658 U.S.A.	No